As filed with the Securities and Exchange Commission on August 31, 2001

                           Registration Nos. 33-12988;
                                   811-05088


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |x|

  Pre-Effective Amendment No.                                        |_|

  Post-Effective Amendment No. 42                                    |x|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |x|

  Amendment No. 44                                                   |x|


                             THE ALLIANCE PORTFOLIOS
           (Exact Name of Registrant as Specified in Declaration of Trust)

                           1345 Avenue of the Americas
                             New York, New York 10105
            (Address of Principal Executive Offices, including zip code)

                                   800-221-5672
               (Registrant's Telephone Number, including Area Code)


            Please Send Copies of all Communications to:
            --------------------------------------------

            Edmund P. Bergan, Jr.                   J.B. Kittredge, Esq.
            Alliance Capital Management L.P.        Ropes & Gray
            1345 Avenue of the Americas             One International Place
            New York, New York                      Boston, MA 02110-2624
            10105


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing purusant to paragraph (b)

|x| On September 1, 2001 pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a) (1)

|_| On (________________) pursuant to paragraph (a) (1)

|_| 75 days after filing pursuant to (a) (2)

|_| On (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


NOTE: THIS AMENDMENT RELATES SOLELY TO SHARES OF BENEFICIAL INTEREST IN THE ALLIANCE CONSERVATIVE INVESTORS FUND AND THE ALLIANCE GROWTH INVESTORS FUND. INFORMATION CONTAINED IN THE TRUST'S REGISTRATION STATEMENT RELATING TO THE OTHER SERIES OF THE TRUST IS NEITHER AMENDED NOR SUPERSEDED HEREBY.



Alliance Asset Allocation Funds

The Alliance Asset Allocation Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy.

Prospectus


September 1, 2001


   o Alliance Conservative Investors Fund
   o Alliance Growth Investors Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                       AllianceCapital [LOGO](R)

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

                                TABLE OF CONTENTS
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                                                                         Page
RISK/RETURN SUMMARY .....................................................   3

Alliance Conservative Investors Fund ....................................   4
Alliance Growth Investors Fund ..........................................   5
Summary of Principal Risks ..............................................   6

FEES AND EXPENSES OF THE FUNDS ..........................................   8

GLOSSARY ................................................................   9

DESCRIPTION OF THE FUNDS ................................................  10

Investment Objectives and Principal Policies ............................  10
Description of Additional Investment Practices ..........................  11
Additional Risk Considerations ..........................................  16

MANAGEMENT OF THE FUNDS .................................................  18

Adviser and Fund Manager ................................................  18

PURCHASE AND SALE OF SHARES .............................................  18

How The Funds Value Their Shares ........................................  18
How To Buy Shares .......................................................  18
How To Exchange Shares ..................................................  18
How To Sell Shares ......................................................  19

DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................  19

DISTRIBUTION ARRANGEMENTS ...............................................  20

GENERAL INFORMATION .....................................................  21

FINANCIAL HIGHLIGHTS ....................................................  23

The Funds' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Asset Allocation Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes each Fund's objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 6.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Alliance Conservative Investors Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests varying portions of its assets in debt and equity securities. The Fund normally invests between 50% and 90% (generally approximately 70%) of its total assets in fixed-income securities and money market instruments, with equity securities comprising the remainder of the Fund's holdings. Alliance's allocation decisions are based on a variety of factors, including general market conditions, liquidity, portfolio size and tax consequences, within the context of Alliance's assessment of each asset class viewed over the shorter term. The asset mix for the Fund attempts to reduce volatility while providing modest upside potential. All fixed-income securities held by the Fund will be of investment grade at the time of purchase and at least 40% of the Fund's total assets will be invested in fixed-income securities each of which has a duration less than that of a 10-year Treasury bond. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time. The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives, such as options, futures, forwards and swaps.

Among the principal risks of investing in the Fund are market risk, interest rate risk, derivatives risk, liquidity risk and management risk. The Fund is subject to credit risk through its investments in debt securities and over-the-counter transactions and to foreign investment risk and currency risk through its investments in foreign securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                               Past             Past          Since
                           One Year       Five Years      Inception
--------------------------------------------------------------------------------
Class A                       0.85%            7.52%          7.75%
--------------------------------------------------------------------------------
Class B                       0.80 %            7.71%         7.54%
--------------------------------------------------------------------------------
Class C                       3.72%            7.71%              %
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                        11.63%            6.46%          3.62%
--------------------------------------------------------------------------------
70% Lehman Brothers
Aggregate Bond
Index/30% S&P
500 Index                     5.41%           10.02%         10.15%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 2000. Average annual total returns reflect the imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 5/4/92. Since inception index returns are from month end prior to Class A and Class B inception date. Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 6.89%. The return for the Lehman Brothers Aggregate Bond Index for the comparable period (which dates from month end prior to the Class C inception date) was 9.33%.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[The following table was depicted as a bar chart in the printed material.]


                        Calendar Year End (%)
                        ---------------------
                           91          n/a
                           92          n/a
                           93         9.70
                           94        -5.06
                           95        18.85
                           96         6.95
                           97        11.69
                           98        14.07
                           99         4.61
                           00         5.33

You should consider an investment in the Fund a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, for the period from January 1, 2001, through June 30, 2001, the Fund's return was -2.46%, and during the periods shown in the bar chart, the Fund's:


Best quarter was up 6.86%, 4th quarter, 1998; and Worst quarter was down -3.31%, 1st quarter, 1994.

Alliance Growth Investors Fund
--------------------------------------------------------------------------------

OBJECTIVE:

This Fund seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests varying portions of its assets in equity and debt securities. Over time, the Fund's holdings are expected on average to be allocated 70% to equity securities and 30% to debt securities. Alliance's allocation decisions are based on a variety of factors, including general market conditions, liquidity, portfolio size and tax consequences, within the context of Alliance's assessment of each asset class viewed over the longer term. The asset mix for the Fund is intended to provide for upside potential without excessive volatility. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may include securities issued by intermediate- and small-sized companies with favorable growth prospects. Debt investments will include investment grade fixed-income securities and may include securities that are below investment grade ("junk bonds"). The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives, such as options, futures, forwards and swaps.

Among the principal risks of investing in the Fund are market risk, derivatives risk, liquidity risk and management risk. The Fund is subject to heightened credit risk through its investments in lower quality debt securities, to foreign investment risk and currency risk to the extent that it invests in securities of foreign issuers, and to smaller company risk to the extent that it invests in securities of companies with intermediate and smaller capitalizations.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                          Past            Past           Since
                      One Year      Five Years       Inception
--------------------------------------------------------------------------------

Class A                 -6.38%          11.17%          11.61%
--------------------------------------------------------------------------------
Class B                 -6.34%          11.34%          11.36%
--------------------------------------------------------------------------------
Class C                 -3.82%          11.33%               %
--------------------------------------------------------------------------------
S&P 500                 -9.10%          18.33%          16.82%
--------------------------------------------------------------------------------
70% S&P 500/
30% Lehman
Brothers
Aggregate
Bond Index              -2.88%          14.77%          13.96%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 2000. Average annual total returns reflect the imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 5/4/92. Since inception index returns are from month end prior to Class A and Class B inception date. Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 10.65%. The return for the S&P 500 for the comparable period (which dates from month end prior to the Class C inception date) was 11.64%.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

[The following table was depicted as a bar chart in the printed material.]


                         Calendar Year End (%)
                         ---------------------
                           91          n/a
                           92          n/a
                           93        11.44
                           94        -3.63
                           95        26.50
                           96        11.10
                           97        13.80
                           98        24.87
                           99        14.86
                           00        -2.21

You should consider an investment in the Fund a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, for the period from January 1, 2001, through June 30, 2001 the Fund's return was -7.71%, and during the periods shown in the bar chart, the Fund's:


Best quarter was up 18.92%, 4th quarter, 1998; and Worst quarter was down -8.69%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with the values of the Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. Either Fund could be subject to additional principal risks because the types of investments made by the Funds can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

o Market Risk. This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Funds is subject to market risk.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e. debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Because they invest in debt securities such as bonds, notes and asset-backed securities, each of the Funds is subject to interest rate risk.

      Even the Alliance Conservative Investors Fund is subject to interest rate risk despite the fact that it invests substantial portions of its assets in high quality debt securities. Interest rate risk is generally greater, however, for the Alliance Growth Investors Fund because it invests significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

      Interest rate risk is generally greater for Funds that invest to a material extent in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. These securities bear greater interest rate risk because they have variable maturities that tend to lengthen when least desirable--when interest rates are rising.

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Funds because they invest in fixed-income securities, and it is particularly significant for the Alliance Growth Investors Fund because it invests significantly in lower-rated securities. As a result of their investments in foreign securities, the Funds are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

o Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Each of the Funds will be subject to this risk because they may invest in foreign securities.

o Foreign Risk. This is the risk of investments in issuers located in foreign countries. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment.

o Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each of the Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

o Derivatives Risk. Each of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Each Fund is subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to involve greater liquidity risk because they can be hard to sell.

o Capitalization Risk. This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Investors Fund is particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

o Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the desired results.

--------------------------------------------------------------------------------
                        FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)

                                                                Class A Shares   Class B Shares   Class C Shares
                                                                --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             4.25%            None             None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                   None*            4.0%**           1.0%***

Exchange Fee                                                    None             None             None

* A CDSC of up to 1% may be charged on redemptions of Class A shares purchased without an inital sales charge.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares, the CDSC is 0% after 1 year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Conservative
Investors Fund                      Class A     Class B     Class C
                                    -------     -------     -------
  Management Fees                    .75%        .75%        .75%
  Distribution and
    Shareholder Service
    (12b-1) Fees                     .30%       1.00%       1.00%
  Other Expenses                     .62%        .65%        .64%
                                    ----        ----        ----
  Total Fund Operating Expenses     1.67%       2.40%       2.39%
                                    ====        ====        ====
  Waiver and/or Expense
    Reimbursement(a)                (.27)%      (.30)%      (.29)%
                                    ----        ----        ----
  Net Expenses                      1.40%       2.10%       2.10%
                                    ====        ====        ====

Alliance Growth
Investors Fund                      Class A     Class B     Class C
                                    -------     -------     -------
  Management Fees                    .75%        .75%        .75%
  Distribution and
    Shareholder Service
    (12b-1) Fees                     .30%       1.00%       1.00%
  Other Expenses                     .45%        .48%        .46%
                                    ----        ----        ----
  Total Fund Operating Expenses     1.50%       2.23%       2.21%
                                    ====        ====        ====

                                    Examples
--------------------------------------------------------------------------------

                      Class A     Class B*    Class B**   Class C*    Class C**
                      -------     --------    ---------   --------    ---------
After 1 Year          $  561      $  613      $  213      $  313      $  213
After 3 Years         $  904      $  920      $  720      $  718      $  718
After 5 Years         $1,270      $1,253      $1,253      $1,249      $1,249
After 10 Years        $2,296      $2,532      $2,532      $2,704      $2,704

                      Class A     Class B*    Class B**   Class C*    Class C**
                      -------     --------    ---------   --------    ---------
After 1 Year          $  571      $  626      $  226      $  324      $  224
After 3 Years         $  879      $  897      $  697      $  691      $  691
After 5 Years         $1,209      $1,195      $1,195      $1,185      $1,185
After 10 Years        $2,139      $2,381      $2,381      $2,544      $2,544

--------------------------------------------------------------------------------


*     Assumes redemption at the end of each period.
**    Assumes no redemption at the end of each period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o     ARMS, which are adjustable-rate mortgage securities;

o     SMRS, which are stripped mortgage-related securities;

o     CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in the Statement of Additional Information or SAI.

o Except for certain investment restrictions designated as "fundamental" in this Prospectus and the Statement of Additional Information, the investment objectives and policies of the Funds are not fundamental policies and thus can be changed by the Trustees without a shareholder vote.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

Asset Allocation Funds Generally

The Conservative Investors and Growth Investors Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Fund has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Conservative Investors Fund attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and therefore is willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Fund is therefore intended to provide for upside potential without excessive volatility.

Alliance has established an asset allocation committee (the "Committee"), which is responsible for setting and continually reviewing the asset mix ranges of each Fund. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Fund. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on and may be limited by a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Fund. Consequently, asset mix decisions for the Conservative Investors Fund principally emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Fund are principally based on an assessment of the longer term total return potential for each asset class.

The Funds are permitted to use a variety of hedging techniques to attempt to reduce market, interest rate and currency risks.

Alliance Conservative Investors Fund

Alliance Conservative Investors Fund seeks a high total return without, in the view of Alliance, undue risk to principal. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers.

All fixed-income securities owned by the Fund will be of investment grade at the time of purchase. This means that they will be in one of the top four rating categories assigned by S&P, Moody's, Duff & Phelps or Fitch, or will be unrated securities of comparable quality as determined by Alliance. Securities in the fourth such rating category (rated BBB by S&P, Duff & Phelps or Fitch, or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Conservative Investors Fund falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. For a description of the ratings referred to above, see Appendix A.

The equity securities in which the Conservative Investors Fund invests will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time.

The Conservative Investors Fund will at all times hold at least 40% of its total assets in investment grade fixed-income securities, each having a duration less than that of a 10-year Treasury bond (the "Fixed Income Core"). In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, for mortgage-backed or asset-backed securities, and foreign and domestic interest rates).

The Conservative Investors Fund is generally expected to hold approximately 70% of its total assets in fixed-income securities (including the Fixed Income Core, cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Fund's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

o invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

o     invest in non-publicly traded securities;

o invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

o     invest in adjustable rate securities;

o invest in convertible securities and zero-coupon and payment-in-kind bonds;

o     buy and sell stock index futures and related options;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements and forward commitments.

Alliance Growth Investors Fund

The investment objective of the Growth Investors Fund is to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may also include equity securities issued by intermediate- and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are, in the opinion of Alliance, temporarily undervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., BB or lower by S&P, Duff & Phelps or Fitch or Ba or lower by Moody's) or that are unrated but determined by Alliance to be of comparable quality. Lower rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Fund will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A. For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

The Growth Investors Fund will at all times hold at least 40% of its total assets in common stocks and securities and convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants (the "Equity Core"). The Growth Investors Fund is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Fund's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

o invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

o     invest in non-publicly traded securities;

o invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

o     invest in adjustable rate securities;

o invest in convertible securities and zero-coupon and payment-in-kind bonds;

o     buy and sell stock index futures and related options;

o     make secured loans of portfolio securities;

o     enter into repurchase agreements and forward commitments; and

o     invest in high yield securities.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Non-Publicly Traded Securities

Each Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the

Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Funds' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information see the SAI.

Mortgage-Backed Securities and Related Risks

Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Adjustable Rate Securities

Each Fund may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities

Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Currency Swaps

Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

High-Yield Securities

The Growth Investors Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("High-Yield Securities"). The Growth Investors Fund will generally invest in securities rated at the time of purchase at least Caa-by Moody's or CCC- by S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's, S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. High-Yield Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity or investor perceptions. Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Growth Investors Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. In addition, the values of such securities may be more volatile.

Some High-Yield Securities in which the Growth Investors Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates. The credit ratings issued by Moody's, S&P, Duff & Phelps and Fitch, a description of which is included as Appendix A, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of High-Yield Securities.

When the Growth Investors Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Alliance's ability than would be the case if the Fund were investing in higher-rated securities. In the event that the credit rating of a High-Yield Security held by the Growth Investors Fund falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch or judged by the Adviser to be of comparable quality share some of the speculative characteristics of the High-Yield Securities described above.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Equity-Linked Debt Securities

Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Options on Securities

An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices

An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Loans of Portfolio Securities

Each Fund may lend portfolio securities amounting to not more than 25% of its total assets. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

Future Developments

A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General

The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options, futures and forward contact transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover

The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Funds involves the special risk considerations described below.

Currency Considerations

Each of the Funds may invest some portion of its assets in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities

The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Fixed-Income Securities

The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity

Investment in Fixed-Income Securities Rated Baa and BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

Unrated Securities

Unrated securities will also be considered for investment by the Funds when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Mortgage-Backed Securities

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER AND FUND MANAGER


As noted above, the Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which approximately $176 billion represented assets of investment companies). As of June 30, 2001, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's Fortune 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, with more than 141 separate portfolios, managed by the Adviser currently have over 7.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities to the Funds. For these advisory services, each of the Alliance Conservative Investors Fund and the Alliance Growth Investors Fund paid Alliance .46% and
 .75%, respectively, of its average daily net assets during the most recent fiscal year (which amounts are stated net of any fee waivers and/or reimbursements).

Portfolio Manager

John Ricciardi is the person principally responsible for the day-to-day management of each Fund's portfolio. Mr. Ricciardi, 49, is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance. He has been associated with ACMC since prior to 1996.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, Distribution Arrangements, for details.


HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

        Minimum investment amounts are:
        o Initial                               $250
        o Subsequent                            $ 50
        o Automatic Investment Program          $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold a percentage (currently 30.5%) of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4 p.m., Eastern time, to receive that day's NAV.
The Funds may change, suspend, or terminate the exchange service on 60 days' written notice. An exchange of shares will generally result in realization of a capital gain or loss for federal income tax purposes.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your broker must receive your sales request by 4 p.m., Eastern time, and submit it to the Fund by 5 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o Selling Shares Directly to the Fund

BY MAIL


      -- Send a signed letter of instruction or stock power form, along with certificates, to:

                      Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

BY TELEPHONE
      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


      -- A telephone redemption request must be received by 4 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------


Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at your election, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

For federal income tax purposes, the Funds' dividend distributions of net Income (or gains from investments the Fund has held for one year or less) will be taxable to you as ordinary income. Distributions of gains from investments the Fund has held for more than one year generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain foreign, state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains. See the Funds' SAI for a further explanation of these tax issues.

The Funds' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares:

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                              Initial Sales Charge
                                                               Commission
                                                               to Dealer/
                                                                Agent as
                                 As % of         As % of          % of
                               Net Amount       Offering        Offering
Amount Purchased                Invested          Price           Price
--------------------------------------------------------------------------------
Up to $100,000                    4.44%           4.25%           4.00%
$100,000 up to $250,000           3.36            3.25            3.00
$250,000 up to $500,000           2.30            2.25            2.00
$500,000 up to $1,000,000         1.78            1.75            1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Shareholder Application and the SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

        Year Since Purchase              CDSC
        ---------------------            ----
        First                             4%
        Second                            3%
        Third                             2%
        Fourth                            1%
        Fifth                            None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Funds' Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Fund.

Asset-Based Sales Charge or Rule 12b-1 Fees

Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                Rule 12b-1 Fee (As a Percentage of
                                Aggregate Average Daily Net Assets)
                                -----------------------------------
        Class A                                .30%
        Class B                               1.00%
        Class C                               1.00%

--------------------------------------------------------------------------------
* The Rule 12b-1 plan for class A shares provides for payments of up to .50% of aggregate average daily net assets, although each Fund's trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.
Choosing a Class of Shares

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC

The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares required through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or under a monthly, bi-monthly or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services

AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS 's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.


Employee Benefit Plans

Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding

Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call Alliance Global Investor Services at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the SAI, which is available upon request.

                                             Income from Investment Operations                Less: Dividends and Distributions
                                          -----------------------------------------     --------------------------------------------
                                                       Net Realized         Net
                             Net Asset                and Unrealized     Increase        Dividends     Distributions
                              Value,          Net        Gain on       in Net Asset      from Net      in Excess of    Distributions
                             Beginning    Investment    Investment      Value from      Investment    Net Investment     from Net
                             of Year       Income(a)  Transactions     Operations        Income          Income      Realized Gains
---------------------         -------       ------     ------------     ----------        ------          ------      --------------

Alliance Conservative
Investors Fund
  Class A
  Year Ended April 30, 2001   $11.33       $.41(b)     $ (.20)          $  .21         $ (.43)            $  -0-         $ (.46)
  Year Ended April 30, 2000    11.88        .44(b)        .07              .51           (.40)               -0-           (.66)
  Year Ended April 30, 1999    11.97        .38(b)        .61              .99           (.38)             (.05)           (.65)
  Year Ended April 30, 1998    11.31        .39(b)       1.54             1.93           (.43)               -0-           (.84)
  Year Ended April 30, 1997    11.14        .41(b)        .46              .87           (.45)               -0-           (.25)
  Class B
  Year Ended April 30, 2001   $11.57       $.34(b)     $ (.19)          $  .15         $ (.36)            $  -0-         $ (.46)
  Year Ended April 30, 2000    12.12        .36(b)        .07              .43           (.32)               -0-           (.66)
  Year Ended April 30, 1999    12.19        .30(b)        .63              .93           (.31)             (.04)           (.65)
  Year Ended April 30, 1998    11.49        .32(b)       1.55             1.87           (.33)               -0-           (.84)
  Year Ended April 30, 1997    11.31        .34(b)        .46              .80           (.37)               -0-           (.25)
  Class C
  Year Ended April 30, 2001   $11.58       $.34(b)     $ (.19)          $  .15         $ (.36)            $  -0-         $ (.46)
  Year Ended April 30, 2000    12.13        .36(b)        .07              .43           (.32)               -0-           (.66)
  Year Ended April 30, 1999    12.19        .30(b)        .64              .94           (.31)             (.04)           (.65)
  Year Ended April 30, 1998    11.49        .32(b)       1.55             1.87           (.33)               -0-           (.84)
  Year Ended April 30, 1997    11.31        .34(b)        .46              .80           (.37)               -0-           (.25)
Alliance Growth
Investors Fund
  Class A
  Year Ended April 30, 2001   $14.80       $.26        $(1.33)          $(1.07)         $(.33)            $  -0-         $(1.70)
  Year Ended April 30, 2000    15.80        .29          1.05             1.34           (.29)               -0-          (2.05)
  Year Ended April 30, 1999    15.09        .17          2.20             2.37           (.16)             (.09)          (1.41)
  Year Ended April 30, 1998    13.12        .12          3.34             3.46           (.16)               -0-          (1.33)
  Year Ended April 30, 1997    14.08        .16(b)        .76              .92           (.19)               -0-          (1.69)
  Class B
  Year Ended April 30, 2001   $14.94       $.17        $(1.35)          $(1.18)        $ (.23)            $  -0-         $(1.70)
  Year Ended April 30, 2000    15.88        .18          1.05             1.23           (.12)               -0-          (2.05)
  Year Ended April 30, 1999    15.12        .06          2.21             2.27           (.07)             (.03)          (1.41)
  Year Ended April 30, 1998    13.11        .01          3.35             3.36           (.02)               -0-          (1.33)
  Year Ended April 30, 1997    14.08        .06(b)        .77              .83           (.11)               -0-          (1.69)
  Class C
  Year Ended April 30, 2001   $14.95       $.17        $(1.34)          $(1.17)        $ (.23)            $  -0-         $(1.70)
  Year Ended April 30, 2000    15.88        .18          1.06             1.24           (.12)               -0-          (2.05)
  Year Ended April 30, 1999    15.13        .06          2.20             2.26           (.07)             (.03)          (1.41)
  Year Ended April 30, 1998    13.12        .02          3.34             3.36           (.02)               -0-          (1.33)
  Year Ended April 30, 1997    14.09        .06(b)        .77              .83           (.11)               -0-          (1.69)



--------------------------------------------------------------------------------
Please refer to the footnotes on page 25

                                                                                     Ratios/Supplemental Data
                             -------------                              -------------------------------------------------
                                                             Total                        Ratios to Average Net Assets of:
                                 Total       Net Asset     Investment                        Expenses,        Expenses,
                               Dividends      Value,      Return Based    Net Assets,         Net of           Before
                                  and         End of      on Net Asset    End of Year        Waivers/         Waivers/
Fiscal Year or Period        Distributions     Year        Value (c)    (000's Omitted)   Reimbursements(d) Reimbursements
---------------------        -------------     ----        ---------    ---------------   --------------   --------------

Alliance Conservative
Investors Fund
  Class A
  Year Ended April 30, 2001    $  (.89)      $ 10.65          1.76%         $24,191           1.40%           1.67%
  Year Ended April 30, 2000      (1.06)        11.33          4.50           21,648           1.41            1.67
  Year Ended April 30, 1999      (1.08)        11.88          8.59           18,493           1.41            1.74
  Year Ended April 30, 1998      (1.27)        11.97         17.87           11,715           1.41            1.91
  Year Ended April 30, 1997       (.70)        11.31          7.90           11,860           1.40            1.90
  Class B
  Year Ended April 30, 2001    $  (.82)      $ 10.90          1.12%         $40,155           2.10%           2.40%
  Year Ended April 30, 2000       (.98)        11.57          3.73           34,952           2.11            2.40
  Year Ended April 30, 1999      (1.00)        12.12          7.82           31,177           2.11            2.48
  Year Ended April 30, 1998      (1.17)        12.19         17.04           28,432           2.11            2.61
  Year Ended April 30, 1997       (.62)        11.49          7.10           28,037           2.10            2.61
  Class C
  Year Ended April 30, 2001    $  (.82)      $ 10.91          1.12%         $ 8,021           2.10%           2.39%
  Year Ended April 30, 2000       (.98)        11.58          3.72            6,464           2.11            2.39
  Year Ended April 30, 1999      (1.00)        12.13          7.91            5,688           2.11            2.47
  Year Ended April 30, 1998      (1.17)        12.19         17.04            4,162           2.11            2.61
  Year Ended April 30, 1997       (.62)        11.49          7.10            4,150           2.10            2.60
Alliance Growth
Investors Fund
  Class A
  Year Ended April 30, 2001    $ (2.03)      $ 11.70         (7.94)%        $53,031           1.50%           1.50%
  Year Ended April 30, 2000      (2.34)        14.80          9.19           54,509           1.46            1.46
  Year Ended April 30, 1999      (1.66)        15.80         16.81           47,917           1.56            1.56
  Year Ended April 30, 1998      (1.49)        15.09         27.96           33,222           1.60            1.60
  Year Ended April 30, 1997      (1.88)        13.12          6.69           27,453           1.56            1.73
  Class B
  Year Ended April 30, 2001    $ (1.93)      $ 11.83         (8.65)%        $73,446           2.23%           2.23%
  Year Ended April 30, 2000      (2.17)        14.94          8.39           78,762           2.18            2.18
  Year Ended April 30, 1999      (1.51)        15.88         15.96           77,554           2.29            2.29
  Year Ended April 30, 1998      (1.35)        15.12         27.04           72,618           2.31            2.31
  Year Ended April 30, 1997      (1.80)        13.11          5.98           61,709           2.27            2.44
  Class C
  Year Ended April 30, 2001    $ (1.93)      $ 11.85         (8.57)%        $12,550           2.21%           2.21%
  Year Ended April 30, 2000      (2.17)        14.95          8.45           11,414           2.17            2.17
  Year Ended April 30, 1999      (1.51)        15.88         15.88            9,618           2.28            2.28
  Year Ended April 30, 1998      (1.35)        15.13         27.02            8,336           2.30            2.30
  Year Ended April 30, 1997      (1.80)        13.12          5.97            6,033           2.28            2.43

Please refer to the footnotes on page 25.



                         Ratios/Supplemental Data
                         ------------------------
                               Ratio of Net
                                Investment
                                  Income
                                to Average           Portfolio
Fiscal Year or Period           Net Assets         Turnover Rate
---------------------           ----------         -------------

Alliance Conservative
Investors Fund
  Class A
  Year Ended April 30, 2001        3.72%(b)              65%
  Year Ended April 30, 2000        3.75(b)               54
  Year Ended April 30, 1999        3.17(b)              105
  Year Ended April 30, 1998        3.33(b)              138
  Year Ended April 30, 1997        3.66(b)              174
  Class B
  Year Ended April 30, 2001        3.02%(b)              65%
  Year Ended April 30, 2000        3.05(b)               54
  Year Ended April 30, 1999        2.48(b)              105
  Year Ended April 30, 1998        2.63(b)              138
  Year Ended April 30, 1997        2.96(b)              174
  Class C
  Year Ended April 30, 2001        3.00%(b)              65%
  Year Ended April 30, 2000        3.05(b)               54
  Year Ended April 30, 1999        2.47(b)              105
  Year Ended April 30, 1998        2.63(b)              138
  Year Ended April 30, 1997        2.96(b)              174
Alliance Growth
Investors Fund
  Class A
  Year Ended April 30, 2001        1.97%                114%
  Year Ended April 30, 2000        1.93                 155
  Year Ended April 30, 1999        1.12                  84
  Year Ended April 30, 1998         .81                 137
  Year Ended April 30, 1997        1.14                 133
  Class B
  Year Ended April 30, 2001        1.24%                114%
  Year Ended April 30, 2000        1.20                 155
  Year Ended April 30, 1999         .39                  84
  Year Ended April 30, 1998         .10                 137
  Year Ended April 30, 1997         .42                 133
  Class C
  Year Ended April 30, 2001        1.24%                114%
  Year Ended April 30, 2000        1.21                 155
  Year Ended April 30, 1999         .40                  84
  Year Ended April 30, 1998         .11                 137
  Year Ended April 30, 1997         .42                 133



(a)   Based on average shares outstanding.

(b)   Net of fees waived and expenses reimbursed by Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below the net expense ratios were as follows:



                               Alliance Conservative Investors               Alliance Growth Investors
                    ------------------------------------------------  ------------------------------------------------
                                  Year Ended April 30,                          Year Ended April 30,
                    ------------------------------------------------  ------------------------------------------------
                      2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
                    --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  Class A.........    1.40%     1.40%     1.40%     1.40%     1.40%     1.50%     1.45%     1.54%     1.59%     1.55%
  Class B.........    2.10%     2.10%     2.10%     2.10%     2.10%     2.23%     2.17%     2.27%     2.29%     2.26%
  Class C.........    2.10%     2.10%     2.10%     2.10%     2.10%     2.21%     2.16%     2.27%     2.29%     2.26%

                                       25


                                       26




                                       27


For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the auditor's report and financial statements in the Funds' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:        c/o Alliance Global Investor Services, Inc.
                P.O. Box 1520
                Secaucus, NJ 07096-1520

By Phone:       For Information: (800) 221-5672
For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.


Privacy Notice (This information is not part of the Prospectus)

Alliance, the Alliance Family of Funds and Alliance Fund
Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------



                                      Investment Company Act File No. 811-05088.

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                                       28








                           THE ALLIANCE PORTFOLIOS:
                     ALLIANCE CONSERVATIVE INVESTORS FUND
                      ALLIANCE GROWTH INVESTORS FUND(R)
_______________________________________________________________________________

                P.O. Box 1520, Secaucus, New Jersey  07096-1520
                            Toll Free (800) 221-5672
                   For Literature Toll Free (800) 227-4618


_______________________________________________________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                              September 1, 2001
_______________________________________________________________________________


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus (the "Prospectus") dated September 1, 2001, as revised or supplemented from time to time. A copy of the Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown above.


                        TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS.............................   2

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS....................   3

INVESTMENT RESTRICTIONS..........................................  22

MANAGEMENT OF THE FUNDS..........................................  24

PORTFOLIO TRANSACTIONS...........................................  30

EXPENSES OF THE FUNDS............................................  32

PURCHASE OF SHARES...............................................  37

REDEMPTION AND REPURCHASE OF SHARES..............................  53

SHAREHOLDER SERVICES.............................................  55

NET ASSET VALUE..................................................  61

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................  63

GENERAL INFORMATION..............................................  66

FINANCIAL STATEMENTS.............................................  71

APPENDIX.........................................................  73

_______________________

    (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.
_______________________________________________________________________________

                    INVESTMENT POLICIES AND RESTRICTIONS
_______________________________________________________________________________

    The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Conservative Investors Fund (the "Conservative Investors Fund") and Alliance Growth Investors Fund (the "Growth Investors Fund"), each a series of The Alliance Portfolios (the "Trust").

    Stripped Mortgage-Related Securities. Each Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

    Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

    Foreign Currency Exchange Transactions. Each Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. (the Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").


    The Funds may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

    If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

    For transaction hedging purposes, the Funds may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

    Each Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

    A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund.

_______________________________________________________________________________

                ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
_______________________________________________________________________________

Repurchase Agreements

    The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and (c) lack of access to and possible inability to enforce rights.

Non-Publicly Traded Securities

    The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the Funds May Invest

    Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

    Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

    Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

    Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities

    The Funds may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

    The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

    The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed Delivery Securities

    Each Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

    A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

    Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

Options

    Options on Securities. Each Fund may write call and put options and may purchase call and put options on securities. Each Fund intends to write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

    Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

    A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.


    A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.


    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

    Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


    By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

    Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

    A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

    Each Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

    Options on Securities Indexes. Each Fund may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

    A Fund may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

    The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts

    Futures Contracts. Each Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

    Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

    Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.


    Each Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

    Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

    Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

    Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

    If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

    Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Fund will segregate liquid assets in an amount at least equal to the Fund's obligations under any Forward Contracts.

Options on Foreign Currencies

    Each Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    Each Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

    Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

    It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

    The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

    The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

    Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

    If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

    In writing a call option on a security, foreign currency, index or Futures Contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

    The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

    When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

    In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

    With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    If any of the foregoing adverse market events occurs, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

    Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

    The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

    The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


    The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.


    Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others

(regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

    Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

    Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

    Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

    In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

    Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

    As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

    While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

    Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts, that Fund is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

    Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

    Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

    No Fund will "over-hedge," that is, a Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

    Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

    The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

Future Developments

    The foregoing discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

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                            INVESTMENT RESTRICTIONS
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    Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    The following is a description of the fundamental restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

Neither of the Funds will:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

(4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

(5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

    Neither Fund may: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

    It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

    In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

Neither of the Funds will:

(a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

(b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

(c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold short, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

(d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

(e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

(f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

(g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

(h) Make investments for the purpose of exercising control or management.

(i) Participate on a joint or joint and several basis in any trading account in securities.

(j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

(k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the Exchange or the American Stock Exchange.

(l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

(m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

    Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.


_______________________________________________________________________________

                            MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

The Adviser


    Alliance Capital Management L.P., (the "Adviser") a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

    The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which approximately $176 billion represented assets of investment companies). As of June 30, 2001, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's Fortune 100 companies), for public employee retirement funds in 41 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, with more than 141 separate portfolios, managed by the Adviser currently have over
7.0 million shareholder accounts.


    Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser, equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

Investment Advisory Contract and Expenses


    The Adviser serves as investment manager and adviser of each of the Funds and continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of 0.75% of each Fund's average daily net assets. The Adviser has contractually undertaken until further notice to waive its fees in respect of the Conservative Investors Fund and has agreed to bear certain expenses of the Class A, Class B, Class C shares of such Fund to the extent that expenses after giving effect to any expense offset arrangements exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B and Class C shares. The management fees for each Fund are higher than those paid by most mutual funds.

    The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services.


    During the period May 1, 2000 through April 30, 2001, the Adviser earned $500,905 in management fees from the Conservative Investors Fund ($193,296 of which was waived) and $1,091,854 from the Growth Investors Fund. During the period May 1, 1999 through April 30, 2000, the Adviser earned $457,144 in management fees from the Conservative Investors Fund ($169,640 of which was waived) and $1,037,700 from the Growth Investors Fund. During the period May 1, 1998 through April 30, 1999, the Adviser earned $355,320 in management fees from the Conservative Investors Fund ($167,387 of which was waived) and $895,036 from the Growth Investors Fund.


    The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names to delete the word "Alliance" from their names.

    The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

    The Trustees are responsible for generally overseeing the conduct of Fund business. In accordance with each Fund's investment objectives, policies, restrictions and such policies as the Trustees may determine from time to time, the Adviser furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Adviser also manages the Funds' other affairs and business. The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below. Each such Trustee and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

TRUSTEES

    JOHN D. CARIFA(2), 56, Chairman of the Board, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation, the general partner of the Adviser ("ACMC"), with which he has been associated since prior to 1994.

    RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

    DAVID H. DIEVLER, 71, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

    JOHN H. DOBKIN, 59, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

    WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since 1986. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

    BRENTON W. HARRIES, 72, is a Director of Enhance Reinsurance Co. and was formerly the President and Chief Executive of Global Electronic Markets Company. His address is 14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.


    CLIFFORD L. MICHEL, 62, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

    DONALD J. ROBINSON, 67, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

_________________________
     2. An "interested person" of the Fund, as defined in the 1940 Act.

OFFICERS

    JOHN D. CARIFA, PRESIDENT (see biography, above).

    Edmund P. Bergan, Jr., 50, Clerk, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1996. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Mark D. Gersten, 50, Treasurer and Chief Financial Officer, is a Senior Vice President of AGIS and a Vice President of AFD, with which he has been associated since prior to 1996. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Vincent S. Noto, 36, Controller and Chief Accounting Officer, is a Vice President of AGIS, with which he has been associated since prior to 1996. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Bruce W. Calvert, 54, Senior Vice President, is the Vice Chairman and Chief Executive Officer and a Director of ACMC, with which he has been associated since prior to 1996. His address is 1345 Avenue of the Americas, New York 10105.

    Kathleen A. Corbet, 40, Senior Vice President, is an Executive Vice President of ACMC, with which she has been associated since prior to 1996. Her address is 1345 Avenue of the Americas, New York, New York 10105.

    Wayne D. Lyski, 59, Senior Vice President, is an Executive Vice President of ACMC, with which he has been associated since prior to 1996. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Tyler J. Smith, 63, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1996. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Andrew L. Gangolf, 46, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Domenick Pugliese, 39, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and General Counsel of Concorde Holding Corporation since prior to 1996. His address is 1345 Avenue of the Americas, New York, New York 10105.

    The aggregate compensation paid to each of the Trustees by the Conservative Investors Fund and by the Growth Investors Fund for the fiscal year ended April 30, 2001, the aggregate compensation paid to each of the Trustees during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither of the Funds nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.



                                                                     Total
                                                        Total        Number
                                                        Number       of
                                                        of           Investment
                                                        Investment   Portfolios
                                                        Companies in Within the
                                                        the Alliance Alliance
                                                        Fund         Fund
                                           Total        Complex,     Complex,
                                           Compensation Including    Including
                                           from the     the Fund,    the Fund,
                                           Alliance     as to        as to
                                           Fund         which the    which the
                 Compensation              Complex,     Trustee      Trustee
                 from         Compensation Including    is a         is a
                 Conservative from Growth  the Fund,    Director     Director
Name of          Investors    Investors    During       or           or
Trustee          Fund         Fund         2000         Trustee      Trustee
---------------  ------------ ------------ ------------ ------------ ----------
John D. Carifa     $     0      $     0     $       0        45         103

Ruth Block         $ 2,563      $ 2,563     $ 155,738        34          80

David H.
Dievler            $ 2,617      $ 2,617     $ 223,025        40          86

John H. Dobkin     $ 2,617      $ 2,617     $ 187,175        37          83

William H.
Foulk, Jr.         $ 2,616      $ 2,616     $ 220,738        41          99

Brenton W.
Harries            $ 7,350      $ 7,350     $  26,500         1           3

Clifford L.

Michel             $ 2,617      $ 2,617     $ 171,138        35          83

Donald J.
Robinson           $ 2,617      $ 1,811     $ 160,777        37          93

    As of August 11, 2001, the Trustees and officers of the Funds as a group owned less than 1% of the shares of each Fund.


    The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

_______________________________________________________________________________

                            PORTFOLIO TRANSACTIONS
_______________________________________________________________________________

    Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt by probably does not reduce the overall expenses of the Adviser to any material extent.

    The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

    The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the

Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.


    Aggregate securities transactions for the Funds during the fiscal year ended April 30, 2001 were as follows: with respect to the Conservative Investors Fund, $39,356,704 and, in connection therewith, brokerage commissions of $39,942(85%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $209,161,493 and, in connection therewith, brokerage commissions of $205,424 (86%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 2000 were as follows: with respect to the Conservative Investors Fund, $31,996,272 and, in connection therewith, brokerage commissions of $23,897 (89%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $255,787,463 and, in connection therewith, brokerage commission of $151,398 (74%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1999 were as follows: with respect to the Conservative Investors Fund, $27,239,048 and, in connection therewith, brokerage commissions of $28,900 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $110,523,432 and, in connection therewith, brokerage commission of $142,555 (100%) were allocated to persons or firms supplying research information.



    For the fiscal year ended April 30, 2001, the Conservative Investors Fund paid an aggregate of $47,033 in brokerage commissions; and the Growth
Investors Fund paid an aggregate of $240,190 in brokerage commissions. For the fiscal year ended April 30, 2000, the Conservative Investors Fund paid an aggregate of $26,619 in brokerage commissions; and the Growth Investors
Fund paid an aggregate of $203,338 in brokerage commissions. For the fiscal year ended April 30, 1999, the Conservative Investors Fund paid an aggregate of $28,900 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $142,555 in brokerage commissions.


    The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

    The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


    The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended April 30, 2001, April 30, 2000 and April 30, 1999, are set forth below:

                                                                   % of Fund's
                                                    % of Fund's    Aggregate
Fiscal Year                           Amount of     Aggregate      Dollar
Ended                                 Brokerage     Brokerage      Amount of
April 30,                             Commissions   Commissions    Transactions
----------  ------------------------  ------------  -------------  ------------
2001        Conservative Investors         $0            0%             0%
2001        Growth Investors               $0            0%             0%
2000        Conservative Investors         $0            0%             0%
2000        Growth Investors               $0            0%             0%
1999        Conservative Investors         $0            0%             0%
1999        Growth Investors               $0            0%             0%

The annual portfolio turnover rates of the Conservative Investors Fund and the Growth Investors Fund for the fiscal years ended April 30, 2001, April 30, 2000 and April 30, 1999 were 65%, 54% and 105% for Conservative Investors and 114%, 155% and 84% for Growth Investors, respectively.


_______________________________________________________________________________

                              EXPENSES OF THE FUNDS
_______________________________________________________________________________

    In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications,
(e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

    Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

    In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

    The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.


    For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $69,873 and $165,382 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $61,487 and $152,573 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $43,449 and $115,391 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999.



    For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $363,621 and $777,183 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $345,694 and $765,406 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $280,866 and $721,138 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999.

    For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $71,343 and $127,349 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $58,875 and $109,616 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $48,065 and $87,608 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999.

    The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the fiscal year ended April 30, 2001:


                          CONSERVATIVE INVESTORS FUND
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $ 32,609            $ 48,530         $ 14,787

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $  8,857            $   8,705         $   2,521

Compensation to
  Underwriters           $114,437            $ 157,398         $  47,400

Compensation to
  Dealers                $153,755            $ 526,478         $ 112,622

Compensation to
  Sales
  Personnel              $ 61,198            $  16,671         $   5,196

Interest, Carrying or
  Other
  Financing  Charges     $      0            $  61,980         $     726

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting
  seminars)              $ 203,918          $  264,095         $  79,224

Total                    $ 574,774          $1,083,857         $ 262,476


                            Growth Investors Fund
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $ 35,644          $  51,141           $ 15,479

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $  9,113          $  14,620         $    4,921

Compensation to
  Underwriters           $118,306          $ 169,377         $   52,756

Compensation to
  Dealers                $228,421          $ 693,237         $  164,910

Compensation to
  Sales
  Personnel              $ 24,768          $  32,992         $    5,822

Interest, Carrying or
  Other
  Financing Charges      $      0          $  84,438         $    1,304

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting
  seminars)             $ 229,299          $  285,751         $  86,731

Total                   $ 645,551          $1,331,556         $ 331,923


Custodial Arrangements

    State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Transfer Agency Arrangements


    Alliance Global Investor Services, Inc. ("AGIS"), (formerly known as Alliance Fund Services, Inc. "AFS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended April 30, 2001, the Alliance Conservative Investors Fund and Alliance Growth Investors Fund paid AGIS $142,670 and $335,531 in transfer agency fees.

_______________________________________________________________________________

                              PURCHASE OF SHARES
_______________________________________________________________________________

    The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

    Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge, as long as the shares are held for one year or more, or without any contingent deferred sales charge (the "Class C shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

    Investors may purchase shares of the Funds either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.


    The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table in the Prospectus under "Purchase and Sales of Shares." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


    The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges) as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative, as applicable, either receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

    Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of a Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares generally bear the expense of the deferred sales charge,
(ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares, (iv) each Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares

    The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    During the fiscal years ended April 30, 2001, 2000 and 1999, the aggregate amounts of underwriting commissions payable with respect to shares of the Alliance Conservative Investors Fund were $220,725, $97,062 and $45,483, respectively. Of those amounts, the Principal Underwriter retained $20,180, $27,135 and $5,299, respectively, during fiscal years 2001, 2000 and 1999, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended April 30, 2001, 2000 and 1999, the Principal Underwriter received contingent deferred sales charges of $0, $0 and $0, respectively, on Class A shares, $76,948, $67,160 and $37,588 respectively, on Class B shares, and $2,603, $2,767 and $2,569, respectively, on Class C shares.


    During the fiscal years ended April 30, 2001, 2000 and 1999 the aggregate amounts of underwriting commissions payable with respect to shares of the Alliance Growth Investors Fund were $364,769, $149,792 and $71,999 respectively. Of those amounts, the Principal Underwriter retained $60,556, $53,762 and $12,401 respectively, during fiscal years 2001, 2000 and 1999, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended
April 30, 2001, 2000 and 1999, the Principal Underwriter received contingent deferred sales charges of $2,160, $0 and $0, respectively, on Class A shares, $88,053, $90,968 and $56,535, respectively, on Class B shares, and $4,315, $5,062 and $3,063 respectively, on Class C shares.


Class A Shares

    The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:


                                                              Discount or
                                                              Commission to
                                          As % of the         Dealers or Agents
Amount of             As % of Net         Public Offering     as a % of
Purchase              Amount Invested     Price               Offering Price
------------------    ----------------    ----------------    ----------------
Less than
  $100,000                 4.44%               4.25%               4.00%

$100,000 but
  less than
  $250,000                 3.36                3.25                3.00

$250,000 but
  less than
  $500,000                 2.30                2.25                2.00

$500,000 but
  less than
  $1,000,000*              1.78                1.75                1.50
____________________

*   There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other Alliance Mutual Fund. Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -U.S. Government Portfolio
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
Alliance Capital Reserves
  -Alliance Capital Reserves Portfolio
  -Alliance Money Reserves Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Government Reserves
  -Alliance Government Reserves Portfolio
  -Alliance Treasury Reserves Portfolio
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Institutional Funds, Inc.
  -AllianceBernstein Real Estate Investment Institutional Fund
  -Alliance Premier Growth Institutional Fund
  -Alliance Quasar Institutional Fund
  -Alliance Special Equity Institutional Fund
  -Alliance Technology Institutional Fund
Alliance Institutional Reserves, Inc.

  -Prime Portfolio
  -Government Portfolio
  -Tax-Free Portfolio
  -Treasury Portfolio
  -Trust Portfolio
  -California Tax-Free Portfolio
  -New York Tax-Free Portfolio
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Money Market Fund
  -Prime Portfolio
  -Government Portfolio
  -General Municipal Portfolio
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -National Portfolio
  -Insured National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -New Jersey Portfolio
  -Pennsylvania Portfolio
  -Ohio Portfolio
  -Minnesota Portfolio
  -Florida Portfolio
  -Michigan Portfolio
  -Massachusetts Portfolio
  -Virginia Portfolio
  -Arizona Portfolio
Alliance Municipal Trust
  -Connecticut Portfolio
  -California Portfolio
  -Florida Portfolio
  -New York Portfolio
  -General Portfolio
  -New Jersey Portfolio
  -Virginia Portfolio
  -Massachusetts Portfolio
  -Pennsylvania Portfolio
  -Ohio Portfolio
  -North Carolina Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investors Series, Inc.
  -Premier Portfolio
  -Technology Portfolio
  -Biotechnology Portfolio
  -Small Cap Growth Portfolio
Alliance Technology Fund, Inc.

Alliance Variable Products Series Fund, Inc.
  -Conservative Investors Portfolio
  -Global Bond Portfolio
  -Global Dollar Government Portfolio
  -Growth and Income Portfolio
  -Growth Portfolio
  -High Yield Portfolio
  -International Portfolio
  -AllianceBernstein International Value Portfolio
  -Money Market Portfolio
  -North American Government Income Portfolio
  -Premier Growth Portfolio
  -Quasar Portfolio
  -AllianceBernstein Real Estate Investment Portfolio
  -AllianceBernstein Small Cap Value Portfolio
  -Technology Portfolio
  -Total Return Portfolio
  -U.S. Government/High Grade Securities Portfolio
  -AllianceBernstein Utility Income Portfolio
  -AllianceBernstein Value Portfolio
  -Worldwide Privatization Portfolio

Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Growth Fund
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein DIversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

    (i)       the investor's current purchase;

    (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and
              (b) all shares of any other Alliance Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the rate 2.25% applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested, the sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

    Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including:
(i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant Fund); (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

    Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

    Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

    Contingent Deferred Sales Charge as a % of Dollar Amount


                         Shares Purchased On
Years since              or After August 2,     Shares Purchased On or
Subject to               1993 but Before        After November 19,
Purchase                 November 19, 1993      1993
--------------           --------------------   -----------------------
First                           5.50%                    4.00%
Second                          4.50%                    3.00%
Third                           3.50%                    2.00%
Fourth                          2.50%                    1.00%
Fifth                           1.50%                     None
Thereafter                      0.50%                     None

    In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption consists first, of any shares were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

    Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services--Exchange Privilege."

    For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

    Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares. Class C share will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

    In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A shares.


    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

_______________________________________________________________________________

                     REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________________________

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

    Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

    Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.


    To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.


    To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

    Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds nor the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

    The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General

    The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________________________

                              SHAREHOLDER SERVICES
_______________________________________________________________________________

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

Automatic Investment Program

    Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

    Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.


    None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:


Alliance Global Investor Services, Inc.
Retirement Plans
P.O. Box 1520
Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.


    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.


    If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15th in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of such Fund.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with a Fund.

    Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund accounts, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments)may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

    Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount at least equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

    CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

    With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

    Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________________________

                                NET ASSET VALUE
_______________________________________________________________________________

    The per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's per share net asset value is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

    In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

    Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees.

    Listed put or call options purchased by the Funds are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

    Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.


    U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

    Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing services take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.


    All other assets of the Funds are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.


    Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of a Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. Each Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Funds' calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities may be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

    The Board of Trustees may suspend the determination of a Fund's net asset value (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

    For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

    The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in accordance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________________________

                     DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

    Dividends paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions

    General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

    If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends), provided the Fund distributes during its taxable year at least
(a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

    In addition, if a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

    The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

    Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to each Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by a Fund as eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness. The dividends-received deduction is also disallowed with respect to a dividend unless the corporate shareholder held its shares without protection from risk of loss on the ex-dividend date and for at least 45 more days during the 90-day period beginning 45 days prior to the ex-dividend date.

    Distributions of net capital gains designated by a Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund.

    Capital gains distributions are not eligible for the dividends-received deduction for corporate shareholders. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain distribution of net capital gain made with respect to such shares.

    Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

    A dividend or capital gains distribution with respect to shares of either Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

    Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses.

    For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

    Each Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

    Each Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Neither Fund generally expects that shareholders will be able to claim a credit or deduction with respect to foreign taxes. In addition, each Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN),who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

    The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_______________________________________________________________________________

                              GENERAL INFORMATION
_______________________________________________________________________________

Description of the Trust

    The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having three separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolio of the Trust is the Alliance Growth Fund.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

    The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

    It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

    A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Codes of Ethics

     The Fund, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


Capitalization

    The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

    At the close of business on August 10, 2001, there were 7,036,479.0820 shares of common stock of the Alliance Conservative Investors Fund outstanding including 2,341,665.1960 Class A shares, 3,976,687.9090 Class B shares and 718,125.9770 Class C shares. At the close of business on August 10, 2001, there were 11,383,814.2430 shares of common stock of the Alliance Growth Investors Fund outstanding including 4,350,868.7810 Class A shares, 6,009,983.3970 Class B shares and 1,022,962.0650 Class C shares. Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at August 10, 2001:


                      ALLIANCE CONSERVATIVE INVESTORS FUND

CLASS A SHARES                               NO. OF SHARES              % OF
--------------                               -------------              ----
Merrill Lynch Smith Fenner                    123,442.8540              5.28%
For the sole Benefit of its Customers
Attn:  Fund Administration (97885)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

CLASS B SHARES                                NO. OF SHARES             % OF
--------------                               -------------              ----
Merrill Lynch Smith Fenner                     807,409.0850            20.33%
For the sole Benefit of its Customers
Attn:  Fund Administration (97886)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

CLASS C SHARES
--------------
Merrill Lynch Smith Fenner                      65,568.7710              9.12%
For the sole Benefit of its Customers
Attn:  Fund Administration (97887)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484


                         ALLIANCE GROWTH INVESTORS FUND

                            5% Beneficial Ownership

CLASS B SHARES
--------------
Merrill Lynch Smith Fenner                     476,617.1000              7.93%
For the sole Benefit of its Customers
Attn:  Fund Administration (97879)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

CLASS C SHARES
--------------
Merrill Lynch Smith Fenner                     131,475.6480              12.85%
For the sole Benefit of its Customers
Attn:  Fund Administration (97880)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

Alliance Plan Div/F.T.C.                        92,382.4480              9.03%
For the Benefit of Diane B. Baker IRA
5024 Otisco Road
Tully, NY 13159-3082


Voting Rights

    As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

    The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

    The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

    There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

    Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

    Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel

    Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes & Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

    The financial statements of the Conservative Investors Fund and Growth Investors Fund for the fiscal year ended April 30, 2000, which are incorporated herein by reference to the Funds' Annual Report for the period ended April 30, 2000, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants for such period, as stated in their report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return Quotations

    From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for recent one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

    The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 1.76% and (7.94)%, respectively, for the one-year period ended April 30, 2001. The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 7.72% and 10.96%, respectively, for the period May 4, 1992 (commencement of distribution of Class A shares) through April 30, 2001. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 1.12% and (8.65)%, respectively, for the one year period ended April 30, 2001. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 6.96% and 10.16%, respectively, for the period May 4, 1992 (commencement of distribution of Class B shares) through April 30, 2001. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 1.12% and (8.57)% respectively, for the one-year period ended April 30, 2001. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 6.26% and 9.29%, respectively, for the period August 2, 1993 (commencement of distribution of Class C shares) through April 30, 2001.

    A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

    Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

    This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

_______________________________________________________________________________

                                  FINANCIAL STATEMENTS
_______________________________________________________________________________

The Report of Independent Accountants and financial statements of the Funds included in the Funds' Annual Report for the period ended April 30, 2001 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Alliance Global Investor Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 or telephoning 1-800-227-4618.

APPENDIX

    DESCRIPTION OF CORPORATE BOND RATINGS

    Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

    Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

    A--   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C--   Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

    Descriptions of the bond ratings of Standard & Poor's are as follows:

    AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A--   Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.


    C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

    D--   Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


A-2

1 Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.




PART C -- OTHER INFORMATION

Item 23.  Exhibits:

    (a) Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
         1998).

        (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

        (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

        (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

    (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997)

        (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

    (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

    (d) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No.26 to the Registrant's Registration Statement on August 28, 1997).

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., dated August 2, 1993, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 25 to the Registrant's Registration Statement on February 3, 1997).

        (2) Form of Selected Dealers Agreement between Alliance Fund Distributors, Inc. and dealers offering shares of the Registrant (previously filed with Post Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

        (3) Form of Selected Agents Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

    (f)  Not applicable.

    (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

    (h) (1) Transfer Agent Agreement between the Registrant and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30, 1995).

        (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

    (i) (1) Opinion of Ropes & Gray (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

        (2)  Consent of Ropes & Gray (filed herewith).

    (j)  Consent of PricewaterhouseCoopers LLP (filed herewith).

    (k)  Not applicable.

    (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

    (m)  (1)  Amended and Restated Distribution and Servicing Plan for
              Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on July 1, 1999).

         (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on July 1, 1999).

         (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on
              July 1, 1999).

    (n)  Not applicable.

    (o) Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 19 to the Registrant's Registration Statement on January 31, 1996).

    (p)  (1)  Code of Ethics of the Registrant (filed herewith).

         (2)  Code of Ethics of Alliance Capital Management, L.P.
              (filed herewith).

         (3) Code of Ethics of Alliance Fund Distributors, Inc.
             (see Exhibit 23(p)(2))


    (q) Other exhibits - Powers of Attorney of John D. Carifa, Ruth Block, William H. Foulk, Jr., Brenton W. Harries, Clifford L. Michel and Donald J. Robinson (previously filed with Post-Effective
         Amendment No. 36 to the Trust's Registration Statement on September 1,
         1999).

Item 24. Persons Controlled by or Under Common Control with Registrant

    As of April 30, 2000, the Registrant, The Alliance Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

    Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

    "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

    Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

    "Limitation of Liability:" - Section 2 The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

    Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

    ARTICLE VIII -- Indemnification

    "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paidin satisfaction of judgments, in compromise or as fines andpenalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense ordisposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be providedif (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

    Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

    Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

"TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

    Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder. The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of
Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Adviser.

The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.


Item 27. Principal Underwriters

         (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

                  AFD Exchange Reserves
                  Alliance All-Asia Investment Fund, Inc.
                  Alliance Balanced Shares, Inc.
                  Alliance Bond Fund, Inc.
                  Alliance Capital Reserves
                  Alliance Global Dollar Government Fund, Inc.
                  Alliance Global Small Cap Fund, Inc.
                  Alliance Global Strategic Income Trust, Inc.
                  Alliance Government Reserves
                  Alliance Greater China `97 Fund, Inc.
                  Alliance Growth and Income Fund, Inc.
                  Alliance Health Care Fund, Inc.
                  Alliance High Yield Fund, Inc.
                  Alliance Institutional Funds, Inc.
                  Alliance Institutional Reserves, Inc.
                  Alliance International Fund
                  Alliance International Premier Growth Fund, Inc. Alliance Money Market Fund
                  Alliance Multi-Market Strategy Trust, Inc.
                  Alliance Municipal Income Fund, Inc.
                  Alliance Municipal Income Fund II
                  Alliance Municipal Trust
                  Alliance New Europe Fund, Inc.
                  Alliance North American Government Income
                       Trust, Inc.
                  Alliance Premier Growth Fund, Inc.
                  Alliance Quasar Fund, Inc.
                  Alliance Select Investor Series, Inc.
                  Alliance Technology Fund, Inc.
                  Alliance Variable Products Series Fund, Inc.
                  Alliance Worldwide Privatization Fund, Inc.
                  AllianceBernstein Disciplined Value Fund, Inc.
                  AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Utility Income Fund, Inc.
                  The Alliance Fund, Inc.
                  The Alliance Portfolios
                  The AllianceBernstein Trust
                  Sanford C. Bernstein Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Michael J. Laughlin               Director and Chairman

John D. Carifa                    Director                     [President],
                                                               Director/Trustee

Robert L. Errico                  Director and President

Geoffrey L. Hyde                  Director and Senior Vice
                                  President

Dave H. Williams                  Director

David Conine                      Executive Vice President

Richard A. Davies                 Executive Vice President &
                                  Managing Director

Richard K. Saccullo               Executive Vice President

Edmund P. Bergan, Jr.             Senior Vice President,       Secretary/Clerk
                                  General Counsel and
                                  Secretary

Robert H. Joseph, Jr.             Senior Vice President and
                                  Chief Financial Officer

Anne S. Drennan                   Senior Vice President &
                                  Treasurer

Benji A. Baer                     Senior Vice President

Amy I. Belew                      Senior Vice President

John R. Bonczek                   Senior Vice President

John R. Carl                      Senior Vice President

William W. Collins, Jr.           Senior Vice President

James S. Comforti                 Senior Vice President

Richard W. Dabney                 Senior Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Mark J. Dunbar                    Senior Vice President

Donald N. Fritts                  Senior Vice President

John A. Gagliano                  Senior Vice President

Andrew L. Gangolf                 Senior Vice President and    Assistant
                                  Assistant General            Secretary/
                                    Counsel                    Assistant Clerk

John Grambone                     Senior Vice President

William B. Hanigan                Senior Vice President

Bradley F. Hanson                 Senior Vice President

George H. Keith                   Senior Vice President

Richard D. Keppler                Senior Vice President

Richard E. Khaleel                Senior Vice President

Susan L. Matteson-King            Senior Vice President

Shawn P. McClain                  Senior Vice President

Daniel D. McGinley                Senior Vice President

Patrick J. Mullen                 Senior Vice President

Joanna D. Murray                  Senior Vice President

Daniel A. Notto                   Senior Vice President

Antonios G. Poleondakis           Senior Vice President

Robert E. Powers                  Senior Vice President

Domenick Pugliese                 Senior Vice President and    Assistant
                                  Assistant General            Secretary/
                                  Counsel                      Assistant Clerk

Kevin A. Rowell                   Senior Vice President

John P. Schmidt                   Senior Vice President

Kurt H. Schoknecht                Senior Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Raymond S. Sclafani               Senior Vice President

Gregory K. Shannahan              Senior Vice President

Scott C. Sipple                   Senior Vice President

Joseph F. Sumanski                Senior Vice President

Peter J. Szabo                    Senior Vice President

Michael J. Tobin                  Senior Vice President

Joseph T. Tocyloski               Senior Vice President

David R. Turnbough                Senior Vice President

William C. White                  Senior Vice President

Richard A. Winge                  Senior Vice President

Emilie D. Wrapp                   Senior Vice President and
                                  Assistant General Counsel

Gerard J. Friscia                 Vice President &
                                    Controller

Michael W. Alexander              Vice President

Ricardo Arreola                   Vice President

Peter J. Barber                   Vice President

Kenneth F. Barkoff                Vice President

Adam J. Barnett                   Vice President

Charles M. Barrett                Vice President

Matthew F. Beaudry                Vice President

Leo Benitez                       Vice President

Gregory P. Best                   Vice President

Dale E. Boyd                      Vice President

Robert F. Brendli                 Vice President

Thomas C. Callahan                Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Kevin T. Cannon                   Vice President

John M. Capeci                    Vice President

John P. Chase                     Vice President

Doris T. Ciliberti                Vice President

Leo H. Cook                       Vice President

Russell R. Corby                  Vice President

Dwight P. Cornell                 Vice President

Michael R. Crimmins               Vice President

John W. Cronin                    Vice President

Robert J. Cruz                    Vice President

Daniel J. Deckman                 Vice President

Sherry V. Delaney                 Vice President

Faith C. Deutsch                  Vice President

Janet B. DiBrita                  Vice President

Richard P. Dyson                  Vice President

John C. Endahl                    Vice President

Adam E. Engelhardt                Vice President

John E. English                   Vice President

Sohaila S. Farsheed               Vice President

John J. Fennessy                  Vice President

Daniel J. Frank                   Vice President

Alex G. Garcia                    Vice President

Michael J. Germain                Vice President

Mark D. Gersten                   Vice President               Treasurer and
                                                               Chief Financial
                                                               Officer

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Hyman Glasman                     Vice President

Timothy J. Greeley                Vice President

Alan Halfenger                    Vice President

Michael S. Hart                   Vice President

Timothy A. Hill                   Vice President

George R. Hrabovsky               Vice President

Scott Hutton                      Vice President

Anthony D. Ialeggio               Vice President

Theresa Iosca                     Vice President

Oscar J. Isoba                    Vice President

Eric G. Kalendar                  Vice President

Danielle M. Klaskow               Vice President

Victor Kopelakis                  Vice President

Richard D. Kozlowski              Vice President

Daniel W. Krause                  Vice President

Donna M. Lamback                  Vice President

P. Dean Lampe                     Vice President

Joseph R. Laspina                 Vice President

Henry Michael Lesmeister          Vice President

Eric L. Levinson                  Vice President

James M. Liptrot                  Vice President

James P. Luisi                    Vice President

Michael F. Mahoney                Vice President

Kathryn Austin Masters            Vice President

Thomas M. McConnell               Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

David L. McGuire                  Vice President

Jeffrey P. Mellas                 Vice President

Michael V. Miller                 Vice President

Marcia L. Mohler                  Vice President

Thomas F. Monnerat                Vice President

Michael F. Nash, Jr.              Vice President

Timothy H. Nasworthy              Vice President

Nicole Nolan-Koester              Vice President

Peter J. O'Brien                  Vice President

John C. O'Connell                 Vice President

John J. O'Connor                  Vice President

Daniel P. O'Donnell               Vice President

Richard J. Olszewski              Vice President

Todd P. Patton                    Vice President

Jeffrey R. Petersen               Vice President

Catherine N. Peterson             Vice President

James J. Posch                    Vice President

Arlene L. Reddington              Vice President

Bruce W. Reitz                    Vice President

Karen C. Satterberg               Vice President

Richard J. Sidell                 Vice President

Clara Sierra                      Vice President

Teris A. Sinclair                 Vice President

Rayandra E. Slonina               Vice President

Jeffrey C. Smith                  Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

David A. Solon                    Vice President

William J. Spector                Vice President

Martine H. Stansbery, Jr.         Vice President

Eileen Stauber                    Vice President

Gordon Telfer                     Vice President

Elizabeth K. Tramo                Vice President

Benjamin H. Travers               Vice President

Michael D. Underhill              Vice President

Andrew B. Vaughey                 Vice President

Wayne W. Wagner                   Vice President

Mark E. Westmoreland              Vice President

Paul C. Wharf                     Vice President

Matthew Witschel                  Vice President

Michael A. Wolfsmith              Vice President

Stephen P. Wood                   Vice President

Keith A. Yoho                     Vice President

Richard J. Appaluccio             Assistant Vice President

Omar J. Aridi                     Assistant Vice President

Joseph D. Asselta                 Assistant Vice President

Andrew Berger                     Assistant Vice President

Paul G. Bishop                    Assistant Vice President

Daniel U. Brakewood               Assistant Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Alan T. Brum                      Assistant Vice President

Mark S. Burns                     Assistant Vice President

Maria L. Carreras                 Assistant Vice President

Judith A. Chin                    Assistant Vice President

Jorge Ciprian                     Assistant Vice President

Jeffrey T. Coghan                 Assistant Vice President

Jean A. Coomber                   Assistant Vice President

Dorsey Davidge                    Assistant Vice President

Jennifer M. DeLong                Assistant Vice President

Ralph A. DiMeglio                 Assistant Vice President

Timothy J. Donegan                Assistant Vice President

Joan Eilbott                      Assistant Vice President

Bernard J. Eng                    Assistant Vice President

Michael J. Eustic                 Assistant Vice President

Gayle E. Gerrard                  Assistant Vice President

Kumar Jagdeo II                   Assistant Vice President

Arthur F. Hoyt, Jr.               Assistant Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Mark W. Hubbard                   Assistant Vice President

David A. Hunt                     Assistant Vice President

Elizabeth E. Keefe                Assistant Vice President

Edward W. Kelly                   Assistant Vice President

Jeffrey M. Kusterer               Assistant Vice President

Alexandra C. Landau               Assistant Vice President

Laurel E. Lindner                 Assistant Vice President

Evamarie C. Lombardo              Assistant Vice President

Scott T. Malatesta                Assistant Vice President

Gary D. McConnel                  Assistant Vice President

Amanda C. McNichol                Assistant Vice President

Richard F. Meier                  Assistant Vice President

Charles B. Nanick                 Assistant Vice President

David A. Nicosia                  Assistant Vice President

Alex E. Pady                      Assistant Vice President

Christopher A. Panicoe            Assistant Vice President

Raymond E. Parker                 Assistant Vice President

                                  POSITIONS AND                POSITIONS AND
                                  OFFICES WITH                 OFFICES WITH
NAME                              UNDERWRITER                  REGISTRANT

Wandra M. Perry-Hartsfield        Assistant Vice President

Rizwan A. Raja                    Assistant Vice President

Carol H. Rappa                    Assistant Vice President

Brendan J. Reynolds               Assistant Vice President

Patricia Ridella                  Assistant Vice President

James A. Rie                      Assistant Vice President

Jessica M. Rozman                 Assistant Vice President

Christina Santiago                Assistant Vice President and
                                  Counsel

Eileen B. Sebold                  Assistant Vice President

Orlando Soler                     Assistant Vice President

Nancy D. Testa                    Assistant Vice President

Marie R. Vogel                    Assistant Vice President

Eric D. Weedon                    Assistant Vice President

Jesse L. Weissberger              Assistant Vice President

Nina C. Wilkinson                 Assistant Vice President

Mark R. Manley                    Assistant Secretary


Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York,
New York 10105.




Item 29.  Management Services

    Not applicable.

Item 30.  Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

********************

Notice

    A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of
Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of August 2001.


                          THE ALLIANCE PORTFOLIOS

                          By:  ANDREW L. GANGOLF
                               ------------------------
                               Name:  Andrew L. Gangolf
                               Title: Assistant Clerk


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

    By:  MARK D. GERSTEN
         ----------------------
         Name:  Mark D. Gersten
         Title:  Treasurer and Chief Financial Officer

PRINCIPAL EXECUTIVE OFFICER:

         John D. Carifa,
         President and Chief Executive Officer

TRUSTEES:

         Ruth Block
         John D. Carifa
         David H. Dievler
         John H. Dobkin
         William H. Foulk, Jr.
         Brenton W. Harries
         Clifford B. Michel
         Donald J. Robinson

                          By:   ANDREW L. GANGOLF
                          -----------------------
                          Andrew L. Gangolf
                          As Attorney-in-Fact
                          August 28, 2001


Exhibit Index
-------------
Exhibit Number            Description
--------------            -----------
23 (i)(2)                 Consent of Ropes & Gray

23 (j)                    Consent of PricewaterhouseCoopers LLP

23 (p)(1)                 Code of Ethics of the Registrant

23 (p)(2)                 Code of Ethics of Alliance Capital
                          Management, L.P.




Exhibit 23(i)(2) - Consent of Ropes & Gray

We hereby consent to the incorporation by reference of our opinion dated January 30, 1998 in, and the reference to our firm under the caption "Counsel" in the Statement of Additional Information constituting part of, Post-Effective Amendment No. 42 to the Trust's Registration Statement on Form N-1A.

Ropes & Gray
One International Place
Boston, Massachusetts  02110-2624
August 29, 2001


Exhibit 23(j) - Consent of PricewaterhouseCoopers LLP

Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 8, 2001, relating to the financial statements and financial highlights which appears in the April 30, 2001 Annual Report to Shareholders of Alliance Growth Investors Fund and Alliance Conservative Investors Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services - Statements and Reports" and "General Information - Independent Accountants" in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP
--------------------------

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
August 28, 2001







                                                                Exhibit 23(p)(1)

                                 CODE OF ETHICS

                                     OF THE

                             THE ALLIANCE PORTFOLIOS

      This Code of Ethics ("Code"), has been adopted by the Fund on January 19, 2000. This Code shall apply to all Access Persons of the Fund, except as noted in Section 3 below.

1.    Statement of General Principles.

      This Code does not attempt to identify all possible conflicts of interests and literal compliance with each of the specific procedures will not shield Access Persons from liability for personal trading or other conduct which violates their fiduciary duties to the Fund. In addition to the specific prohibitions contained in this Code, Access Persons are also subject to a general requirement not to engage in any act or practice that would defraud the Fund. This general prohibition includes, in connection with the purchase or sale of a Security Held or to be Acquired (as this phrase is defined below in 2(m)) by the Fund:

            (i)   employing any device, scheme or artifice to defraud the Fund;

            (ii) making to the Fund any untrue statement of material fact or omitting to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

            (iii) engaging in any act, practice or course of business which would operate as a fraud or deceit upon the Fund; or

            (iv) engaging in any manipulative practice with respect to the Fund.

2.    Definitions.

      (a) "Access Person" means any director, trustee, officer or Advisory Person of the Fund or Adviser. "Access Person" shall also include all trustees, officers and Advisory Persons of the Fund who are "Investment Personnel" (as defined herein).

      (b)   "Adviser" means Alliance Capital Management L.P.

      (c) "Advisory Person" means any employee of the Fund or Adviser, or of any company in a Control relationship to the Fund or Adviser, who, in connection with his regular functions or duties, makes, participates in, or obtains information, regarding the purchase or sale of a Security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales.

      (d) "Beneficial Ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

      (e) "Control" shall have the same meaning as that set forth in section 2(a)(9) of the Investment Company Act of 1940 ("Investment Company Act").

      (f) "Disinterested Director" means a director or trustee of the Fund who is not an "interested person" of the Fund within the meaning of
            Section 2(a)(19) of the Investment Company Act.

      (g)   "Distributor" means Alliance Fund Distributors, Inc.

      (h)   "Fund" means: The Alliance Portfolios

      (i) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

      (j) "Investment Personnel" means: (i) Any employee of the Fund or Adviser (or of any company in a Control relationship to the Fund or Adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; (ii) any natural person who Controls the Fund or Adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

      (k) "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security, including any security that is convertible into or exchangeable for any security that is held or to be acquired by a Fund.

      (l) "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, repurchase agreements and other high quality short term debt instruments (any instrument with a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized rating organization), bankers' acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the board of directors or trustees of the Fund.

      (m) "Security Held or to be Acquired" by the Fund means: (i) any Security which, within the most recent 15 days: (A) is or has been held by the Fund; or (B) is being or has been considered by the Fund or the Adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Security described in Section 2(m)(i) of this Code.

      (n) A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

3. Application. Certain of the officers and directors or trustees of the Fund are officers and/or directors of the Adviser and/or officers and/or directors of the Distributor. The Adviser reviews and determines investment policies for the Fund and manages the day-to-day investment affairs of the Fund, including selecting securities to be purchased, held and sold, and placing orders for portfolio transactions. The Adviser, the Distributor and their affiliates have their own Code of Ethics pursuant to Rule 17j-l under the Investment Company Act. Any person, who is subject to the Adviser's or the Distributor's Code of Ethics and who complies with such Code, shall not be subject to the provisions of this Code. This exemption shall only apply if the directors or trustees of the Fund and the Disinterested Directors of the Fund have approved such Adviser's or Distributor's Code of Ethics pursuant to Rule 17j-1.

4. Exempted Transactions. The prohibitions of Section 5(a) of this Code shall not apply to:

      (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

      (b) Purchases or sales of securities which are not eligible for purchase or sale by the Fund.

      (c) Purchases or sales which are non-volitional on the part of the Access Person or the Fund.

      (d)   Purchases which are part of an automatic dividend reinvestment plan.

      (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

      (f) Purchases or sales of any of the following Securities, if at the time of the transaction, the Access Person has no actual knowledge that the Security is being considered for purchase or sale by the Fund, or that the Security is being purchased or sold by the Fund:

            (i) Fixed income securities transaction involving no more than 100 units or having a principal amount not exceeding $25,000;

            (ii) Non-convertible debt securities and non-convertible preferred stocks which are rated by at least one nationally recognized statistical rating organization ("NRSRO") in one of the three highest investment grade rating categories; or

            (iii) Any equity Securities transaction, or series of related transactions, involving shares of common stock and excluding options, warrants, rights and other derivatives, provided:

                  a. any orders are entered after 10:00 a.m. and before 3:00 p.m. and are not designated as "market on open" or "market on close"; and

                  b.    the aggregate value of the transactions does not exceed
                        (1) $10,000 for securities with a market capitalization of less than

                        $1 billion; (2) $25,000 for securities with a market capitalization of $1 billion to $5 billion and (3) $50,000 for securities with a market capitalization of greater than $5 billion.

      (g) Purchases or sales of Securities for which the Compliance Officer in its discretion on a case-by-case basis has granted an "extreme hardship" exception, provided:

            (i) The individual seeking the exception furnishes to the Compliance Officer:

                  a. a written statement detailing the efforts made to comply with Section 5(a);

                  b. a written statement containing a representation and warranty that (1) compliance with the requirement would impose a severe undue hardship on the individual and (2) the exception would not, in any manner or degree, harm or defraud the Fund or compromise the individual's fiduciary duty to the Fund; and

                  c. any supporting documentation that the Compliance Officer may request;

            (ii) The Compliance Officer conducts an interview with the individual or takes such other steps the Compliance Officer deems appropriate in order to verify that granting the exception will not in any manner or degree, harm or defraud the Fund or compromise the individual's fiduciary duty to the Fund; and

            (iii) The Compliance Officer maintains, along with statements provided by the individual, a written record that contains:

                  a.    the name of the individual;

                  b. the name of the Security involved, the number of shares or principal amount purchased or sold, and the date or dates on which the Securities were purchased or sold;

                  c. the reason(s) the individual sought an exception from the requirements of Section 5(a);

                  d. the efforts the individual made to comply with the requirements of Section 5(a); and

                  e. the independent basis upon which the Compliance Officer believes that the exemption should be granted.

5.    Prohibited Purchases or Sales.(1)

      (a) Access Persons. An Access Person shall not purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which he or she knows or should have known at the time of such purchase or sale:

            (i)   is being considered for purchase or sale by the Fund;
            (ii)  is being purchased or sold by the Fund.

      (b) Investment Personnel. Unless the purchase or sale is pre-approved as provided in Section 6, Investment Personnel shall not purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership:

            (i)   that is issued pursuant to an "initial public offering"; or
            (ii) that is issued pursuant to a "limited offering" that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

6. Pre-Clearance of Participation in Offerings.(1) Investment Personnel shall obtain approval from the Compliance Officer of the Fund prior to the acquisition of Securities issued pursuant to a "limited offering" or "initial public offering" ("Offering Security") in which they, their families (including those of immediate

----------
      (1) Because Sections 5(b) and 6 apply only to Investment Personnel, Sections 5(b) and 6 will not apply to a Disinterested Director unless that Disinterested Director Controls the Fund (i.e., is the beneficial owner of more than 25% of the shares of the Fund) and obtains information concerning recommendations made to the Fund.

      family sharing the same household as the Investment Personnel) or trusts of which they are trustees or in which they have a beneficial interest are parties. The Compliance Officer shall promptly notify the person of approval or denial for the transaction. Notification of approval or denial for the transaction may be given verbally; however, it shall be confirmed in writing within 72 hours of verbal notification. In reviewing the request, the Compliance Officer shall consult with the President of the Fund, and shall take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to such person as a result of his or her position with the Fund or Adviser. Investment Personnel who are Beneficial Owners of any Offering Security shall be required to disclose such ownership to the Compliance Officer prior to making any recommendation regarding the purchase or sale of the Offering Security by the Fund or participating in the determination of which recommendations shall be made to the Fund. Under such circumstances, the Investment Personnel's decision to purchase the Offering Securities shall be subject to an independent review by Investment Personnel with no personal interest in the Offering Securities.

7.    Reporting.

      (a) Every Access Person shall report to the Compliance Officer (as that person is designated from time to time by the Fund) the information described in Sections 7(b) and 7(c) of this Code with respect to transactions in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the Security; provided, however, than an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

      (b) Within ten (10) days of becoming an Access Person (except persons who would be included in this subsection solely because of their capacity as a Disinterested Director of the Fund), such person shall disclose to the Compliance Officer all Security holdings Beneficially Owned by the Access Person. Annually, within ten (10) days of December 21 in any given year, all Access Persons (except persons who would be included in this subsection solely because of their capacity as a Disinterested Director of the Fund), shall disclose to the Compliance Officer all Security holdings Beneficially Owned by them (which information must be current as of a date no more than thirty (30) days before the report is submitted). Such annual or initial report shall contain the date of the report, name, number of shares and principal amount of all securities owned by the Access Person and all securities accounts the Access Person maintains with a broker, dealer or bank (or any account in which the Access Person may have a beneficial interest).

      (c) A quarterly report shall be made by all Access Persons not later than ten (10) days after the end of each calendar quarter and shall contain the following information:

                  (1) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved;
                  (2) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);
                  (3)   the price at which the transaction was effected;
                  (4) the name of the broker, dealer or bank with or through whom the transaction was effected; and
                  (5)   the date of the report.

            Notwithstanding the foregoing requirement, a Disinterested Director of the Fund need only make a quarterly report with respect to a transaction in any Security if such Disinterested Director, at the time of that transaction, knew, or in the ordinary course of fulfilling his official duties as a director or trustee of the Fund should have known, that during the 15-day period immediately preceding the date of the transaction by the Disinterested Director, such Security was purchased or sold by the Fund or Adviser or was being considered by the Fund or Adviser for purchase or sale by the Fund or Adviser.

      (d) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect Beneficial Ownership in the Security to which the report relates.

      (e) All such reports, account statements, and all related information described in this Section 7 of the Code shall be reviewed by the Designated Compliance Officer.

8.    Records.

      (a) The Fund shall maintain records in the manner and to the extent set forth below that shall be available for appropriate examination by representatives of the Securities and Exchange Commission.

            (i) A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place.

            (ii) A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs.

            (iii) A copy of each report made pursuant to this Code by any Access
                  Person shall be preserved by the Fund for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place.

            (iv) A list of all persons who are, or within the past five years have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place.

            (v) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of securities under Sections 5(b) and 6 of this Code, for at least five years after the end of the fiscal year in which the approval is granted.

      (b) Confidentiality. All reports of securities transactions and any other information filed with the Fund pursuant to this Code shall be treated as confidential, except as regards appropriate examinations by representatives of the Securities and Exchange Commission.

9. Sanctions. Upon discovering a violation of this Code, the board of directors or trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of the employment of the violator. All material violations of this Code and any sanctions imposed with respect thereto shall be reported periodically to the board of trustees of the Fund.

10. Report and Certification of Adequacy to the Board of Trustees. On an annual basis, the Compliance Officer shall prepare a written report to the management and the board of directors or trustees of the Fund setting forth the following:

      (a) Certifying on behalf of the Fund that the Fund has adopted procedures reasonably necessary to prevent access persons from violating the Code;

      (b) a summary of existing procedures concerning personal investing and any changes in procedures made during the past year;

      (c) describing any issues arising under the Code or procedures since the last report to the board including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

      (d) identifying any recommended changes in existing restrictions or procedures based upon the Fund's experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

11. Board Approval. Following the report and certification by the Compliance Officer, the board of directors or trustees of the Fund (including a majority of the Disinterested Directors) must approve this Code of Ethics on an annual basis. Any material change to this Code must be approved within six months.

                                                                Exhibit 23(p)(2)

                                                    January 2001

                        ALLIANCE CAPITAL MANAGEMENT L.P.

         Code of Ethics and Statement of Policy and Procedures Regarding
                        Personal Securities Transactions

1.    Purposes

      (a) Alliance Capital Management L.P. ("Alliance", "we" or "us") is a registered investment adviser and acts as investment manager or adviser to investment companies and other Clients. In this capacity, we serve as fiduciaries and owe our Clients an undivided duty of loyalty. We must avoid even the appearance of a conflict that may compromise the trust Clients have placed in us and must insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. Adherence to this Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions (the "Code and Statement") is a fundamental condition of service with us, any of our subsidiaries or our general partner (the "Alliance Group").

      (b) The Code and Statement is intended to comply with Rule 17j-1 under the Investment Company Act which applies to us because we serve as an investment adviser to registered investment companies. Rule 17j-1 specifically requires us to adopt a code of ethics that contains provisions reasonably necessary to prevent our "access persons" (defined in Rule 17j-1 to cover persons such as officers, directors, portfolio managers, traders, research analysts and others) from engaging in fraudulent conduct, including insider trading. Each investment company we advise has also adopted a code of ethics with respect to its access persons. As set forth in Section 3 below, our Code and Statement applies to all Employees and all other individuals who are Access Persons. The Code and Statement is also intended to comply with the provisions of Rule 204-2 under the Investment Advisers Act of 1940 (the "Advisers Act") which requires us to maintain records of securities transactions in which certain of our personnel have any Beneficial Ownership.

      (c) All Employees and all other individuals who are Access Persons (collectively, "you") also serve as fiduciaries with respect to our Clients and in this capacity you owe an undivided duty of loyalty to our Clients. As part of this duty and as expressed throughout the Code and Statement, you must at all times:

            (i)   Place the interests of our Clients first;

            (ii) Conduct all personal securities transactions consistent with this Code and Statement and in such a manner that avoids any actual or potential conflict of interest or any abuse of your responsibility and position of trust; and

            (iii) Abide by the fundamental standard that you not take
                  inappropriate advantage of your position.

      (d) This Code and Statement does not attempt to identify all possible conflicts of interests and literal compliance with each of the specific procedures will not shield you from liability for personal trading or other conduct which violates your fiduciary duties to our Clients. In addition to the specific prohibitions contained in this Code and Statement, you are also subject to a general requirement not to engage in any act or practice that would defraud our Clients. This general prohibition includes, in connection with the purchase or sale of a Security held or to be acquired or sold (as this phrase is defined below in Section 2(k)) by a Client:

            (i)   Making any untrue statement of a material fact;

            (ii) Creating materially misleading impressions by omitting to state or failing to provide any information necessary to make any statements made, in light of the circumstances in which they are made, not misleading;

            (iii) Making investment decisions, changes in research ratings and trading decisions other than exclusively for the benefit of and in the best interest of our Clients;

            (iv) Using information about investment or trading decisions or changes in research ratings (whether considered, proposed or made) to benefit or avoid economic injury to you or anyone other than our Clients;

            (v) Taking, delaying or omitting to take any action with respect to any research recommendation, report or rating or any investment or trading decision for a Client in order to avoid economic injury to you or anyone other than our Clients;

            (vi) Purchasing or selling a Security on the basis of knowledge of a possible trade by or for a Client;

            (vii) Revealing to any other person (except in the normal course of your duties on behalf of a Client) any information regarding Securities transactions by any Client or the consideration by any Client of Alliance of any such Securities transactions; or

            (viii) Engaging in any manipulative practice with respect to any
                  Client.

      (e) The provisions contained in this Code and Statement must be followed when making a personal securities transaction. These policies and procedures, which must be followed, are considerably more restrictive and time-consuming than those applying to investments in the mutual funds and other Clients we advise. If you are not prepared to comply with these policies and procedures, you must forego personal trading.

2.    Definitions

      The following definitions apply for purposes of the Code and Statement in addition to the definitions contained in the text itself.

      (a) "Access Person" means any director or officer of the general partner of Alliance, as well as any of the following persons:

            (i) any Employee who, in connection with his or her regular functions or duties --

                  (A) makes, participates in, or obtains information regarding the purchase or sale of a Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales;

                  (B) obtains information from any source regarding any change, or consideration of any change in Alliance's internal research coverage, a research rating or an internally published view on a Security or issuer; or

                  (C) obtains information from any source regarding the placing or execution of an order for a Client account; and

            (ii) any natural person having the power to exercise a controlling influence over the management or policies of Alliance (unless that power is solely the result of his or her position with Alliance) who:

                  (A) obtains information concerning recommendations made to a Client with regard to the purchase or sale of a Security;

                  (B) obtains information from any source regarding any change, or consideration of any change in research coverage, research rating or a published view on a Security or issuer; and

                  (C) obtains information from any source regarding the placing or execution of an order for a Client account.

      (b)   A Security is "being considered for purchase or sale" when:

            (i) an Alliance research analyst issues research information (including as part of the daily morning call) regarding initial coverage of, or changing a rating with respect to, a Security;

            (ii) a portfolio manager has indicated (during the daily morning call or otherwise) his or her intention to purchase or sell a Security;

            (iii) a portfolio manager places an order for a Client; or

            (iv) a portfolio manager gives a trader discretion to execute an order for a Client over a specified period of time.

      (c) "Beneficial Ownership" is interpreted in the same manner as in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), Rule 16a-1 and the other rules and regulations thereunder and includes ownership by any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a Security. For example, an individual has an indirect pecuniary interest in any Security owned by the individual's spouse. Beneficial Ownership also includes, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, having or sharing "voting power" or "investment power," as those terms are used in Section 13(d) of the Exchange Act and Rule 13d-3 thereunder.

      (d) "Client" means any person or entity, including an investment company, for which Alliance serves as investment manager or adviser.

      (e)   "Compliance Officer" refers to Alliance's Compliance Officer.

      (f) "Control" has the same meaning set forth in Section 2(a)(9) of the Investment Company Act.

      (g) "Employee" refers to any person who is an employee of any member of the Alliance Group, including both part-time employees, as well as consultants (acting in the capacity of a portfolio manager, trader or research analyst) under the control of Alliance who, but for their status as consultants, would otherwise come within the definition of Access Person.

      (h) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

      (i)   "Investment Personnel" refers to:

            (i) any Employee who acts in the capacity of a portfolio manager, research analyst or trader;

            (ii) any Employee who assists someone acting in the capacity of a portfolio manager, research analyst or trader and as an assistant has access to information generated or used by portfolio managers, research analysts and traders (including, for example, assistants who have access to the Alliance Global Equity Review or the Alliance Fixed Income Review);

            (iii) any Employee who receives the Alliance Global Equity Review or the Alliance Fixed Income Review; or

            (iv) any natural person who Controls Alliance and who obtains information concerning recommendations made to a Client regarding the purchase or sale of securities by the Client.

      (j) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Sections 4(2) or 4(6) thereof or pursuant to Rules 504, 505 or 506 under the Securities Act of 1933.

      (k) "Personal Account" refers to any account (including, without limitation, a custody account, safekeeping account and an account maintained by an entity that may act in a brokerage or a principal capacity) in which an Access Person or Employee has any Beneficial Ownership and any such account maintained by or for a financial dependent. For example, this definition includes Personal Accounts of:

            (i) an Access Person's or Employee's spouse, including a legally separated or divorced spouse who is a financial dependent,

            (ii) financial dependents residing with the Access Person or Employee, and

            (iii) any person financially dependent on an Access Person or
                  Employee who does not reside with that person, including financially dependent children away at college.

      (l) "Purchase or Sale of a Security" includes, among other transactions, the writing or purchase of an option to sell a Security and any short sale of a Security.

      (m) "Security" has the meaning set forth in Section 2(a)(36) of the Investment Company Act and any derivative thereof, commodities, options or forward contracts, except that it shall not include shares of open-end investment companies registered under the Investment Company Act, securities issued by the Government of the United States, short-term debt securities that are government securities within the meaning of Section 2(a)(16) of the Investment Company Act, bankers' acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as are designated by the Compliance Officer.

      (n)   "Security held or to be acquired or sold" means:

            (i) any Security which, within the most recent 15 days (1) is or has been held by a Client or (2) is being or has been considered by a Client (to the extent known by Alliance) or Alliance for purchase by the Client; and

            (ii) any option to purchase or sell, and any Security convertible into or exchangeable for, a Security.

      (o) "Subsidiary" refers to either of the following types of entities with respect to which Alliance, directly or indirectly, through the ownership of voting securities, by contract or otherwise has the power to direct or cause the direction of management or policies of such entity:

            (i)   any U.S. entity engaged in money management; and

            (ii) any non-U.S. entity engaged in money management for U.S. accounts.

3.    Application

      (a) This Code and Statement applies to all Employees and to all other individuals who are Access Persons. Please note that certain provisions apply to all Employees while other provisions apply only to Access Persons and others apply only to certain categories of Access Persons who are also Investment Personnel (e.g., portfolio managers and research analysts).

      (b) Alliance will provide a copy of this Code and Statement to all Employees and all individuals who are Access Persons. In addition, the Compliance Officer will maintain lists of Access Persons and Investment Personnel, including a separate list of portfolio managers and research analysts.

4.    Limitations on Personal Securities Transactions

      (a)   All Employees

            It is the responsibility of each employee to ensure that all personal securities transactions are made in strict compliance with the restrictions and procedures in the Code and Statement and otherwise comply with all applicable legal and regulatory requirements. Employees must hold all Securities in a Personal Account. This requirement applies to all types of personal securities transactions including, for example, the purchase of Securities in a private placement or other direct investment. In addition, employees may not take physical possession of certificates or other formal evidence of ownership. Personal securities transactions for employees may be effected only in a Personal Account and in accordance with the following provisions:

            (i)   Designated Brokerage Accounts

                  Personal Accounts of an employee that are maintained as brokerage accounts must be held at the following designated broker-dealers: Donaldson, Lufkin & Jenrette Securities Corporation, DLJ Direct, Merrill Lynch & Co. or Charles Schwab. In addition, employees who currently maintain a Personal Account at Sanford C. Bernstein & Co., LLC should continue to use this account for all personal securities transactions.

            (ii)  Securities Being Considered for Client Purchase or Sale

                  An employee may not purchase or sell a Security, or engage in any short sale of a Security, in a Personal Account if, at the time of the transaction, the Security is being considered for purchase or sale for a Client or is being purchased or sold for a Client. The following non-exhaustive list of examples illustrates this restriction:

                  o An Alliance research analyst issues research information (including as part of the daily morning call) regarding initial coverage of, or changing a rating with respect to, a Security.

                  o A portfolio manager has, during the daily morning call, indicated his or her intention to purchase or sell a Security.

                  o A portfolio manager places an order in the Security to purchase or sell the Security for a Client.

                  o An open order in the Security exists on the trading desk.

                  o An open limit order exists on the trading desk, and it is reasonably likely that the Security will reach that limit price in the near future.

            (iii) Restricted List

                  A Security may not be purchased or sold in a Personal Account if, at the time of the transaction, the Security appears on the Alliance Daily Restricted List and is restricted for Employee transactions. The Daily Restricted List is made available each business day to all Employees via Lotus Notes and the Alliance Alert.

            (iv)  Preclearance Requirement

                  An Employee may not purchase or sell, directly or indirectly, any Security in which the Employee has (or after such transaction would have) any Beneficial Ownership unless the Employee obtains the prior written approval to the transaction from the Compliance Department and, in the case of Investment Personnel, the head of the business unit in which the Employee works. A request for preclearance must be made in writing in advance of the contemplated transaction and must state:

                  a.    the name of the Security involved,

                  b. the number of shares or principal amount to be purchased or sold, and

                  c. a response to all questions contained in the appropriate pre-clearance form.

                  Preclearance requests will be acted on only between the hours of 10:00 a.m. and 3:30 p.m. Any approval given under this paragraph will remain in effect only until the end of the trading day on which the approval was granted.

                  When a Security is being considered for purchase or sale for a Client or is being purchased or sold for a Client following the approval on the same day of a personal trading request form with respect to the same security, the Compliance Department is authorized to cancel the personal order if (x) it has not been executed and the order exceeds a market value of $50,000 or (y) the Compliance Department determines, after consulting with the trading desk and the appropriate business unit head (if available), that the order, based on market conditions, liquidity and other relevant factors, could have an adverse impact on a Client or on a Client's ability to purchase or sell the Security or other Securities of the issuer involved.

            (v)   Amount of Trading

                  No more than an aggregate of 20 securities transactions may occur in an Employee's Personal Accounts in any consecutive thirty-day period.

            (vi)  Dissemination of Research Information

                  An Employee may not buy or sell any Security that is the subject of "significantly new" or "significantly changed" research during a forty-eight hour period commencing with the first publication or release of the research. The terms "significantly new" and "significantly changed" include:

                  a. the initiation of coverage by an Alliance research analysts;

                  b. any change in a research rating or position by an Alliance research analyst (unless the research analyst who makes the change advises the Compliance Department in writing that the change is the result of an unanticipated widely disseminated announcement or market event, e.g., the announcement of a major earnings warning as opposed to the research analysts independently rethinking his or her subjective assessment of the security); and

                  c. any other rating, view, opinion, or advice from an Alliance research analyst, the issuance (or reissuance) of which in the opinion of such research analyst or head of research would be reasonably likely to have a material effect on the price of the security.

      (vii) Initial Public Offerings

            No Employee shall acquire any direct or indirect Beneficial Ownership in any Securities in any Initial Public Offering.

    (viiii) Limited Offerings

            No Employee shall acquire any Beneficial Ownership in any Securities in any Limited Offering of Securities unless the Compliance Officer and the business unit head give express prior written approval and document the basis for granting or denying approval after due inquiry. The Compliance Officer, in determining whether approval should be given, will take into account, among other factors, whether the investment opportunity should be reserved for a Client and whether the opportunity is being offered to the individual by virtue of his or her position with the Alliance Group. Employees authorized to acquire Securities in a Limited Offering must disclose that investment when they play a part in any Client's subsequent consideration of an investment in the issuer, and in such a case, the decision of Alliance to purchase Securities of that issuer for a Client will be subject to an independent review by Investment Personnel with no personal interest in such issuer.

      (b)   Access Persons

            In addition to the requirements set forth in paragraph (a) of this
            Section 4, the following restrictions apply to all Access Persons:

            (i)   Short Sales

                  No Access Person shall engage in any short sale of a Security if, at the time of the transaction, any Client has a long position in such Security (except that an Access Person may engage in short sales against the box and covered call writing provided that these personal securities transactions do not violate the prohibition against short-term trading).

            (ii)  Short-Term Trading

                  All Access Persons are subject to a mandatory buy and hold of all Securities for 60 calendar days. An Access Person may, however, after 30 calendar days, sell a Security if the sale price is lower than the original purchase price (i.e., at a loss on the original investment). Any trade made in violation of this paragraph shall be unwound, or, if that is not practicable, all profits from the short-term trading must be disgorged as directed by the Compliance Officer.

            (iii) Non-Employee Access Persons

                  Any non-Employee Access Person with actual knowledge that a Security is being considered for purchase or sale for a Client may not purchase or sell such Security.

      (c)   Investment Personnel

            In addition to the requirements set forth in paragraphs (a) and (b) of this Section 4, the following restrictions apply to all Investment Personnel:

            (i)   Board Member or Trustee

                  No Investment Personnel shall serve on any board of directors or trustees or in any other management capacity of any private or public company without prior written authorization from the Compliance Officer based upon a determination that such service would not be inconsistent with the interests of any Client. This prohibition does not include non-profit corporations, charities or foundations; however, approval from the Investment Personnel's supervisor is necessary.

            (ii)  Receipt of Gifts

                  No Investment Personnel shall receive any gift or other thing of more than de minimis value from any person or entity, other than a member of the Alliance Group, that does business with Alliance on behalf of a Client, provided, however, that receipt of the following shall not be prohibited:

                  a. an occasional breakfast, luncheon, dinner or reception, ticket to a sporting event or the theater, or comparable entertainment, that is not so frequent, so costly, nor so extensive as to raise any question of impropriety;

                  b. a breakfast, luncheon, dinner, reception or cocktail party in conjunction with a bona fide business meeting; and

                  c.    a gift approved in writing by the Compliance Officer.

      (d)   Portfolio Managers

            In addition to the requirements set forth in paragraphs (a), (b) and
            (c) of this Section 4, the following restrictions apply to all persons acting in the capacity of a portfolio manager of a Client account:

            (i)   Blackout Periods

                  No person acting in the capacity of a portfolio manager shall buy or sell a Security for a Personal Account within seven calendar days before and after a Client trades in that Security. In the case of Client accounts managed by more than one portfolio manager, this restriction will apply to the portfolio manager who makes the decision to purchase or sell the relevant Security. If a portfolio manager engages in such a personal securities transaction during a blackout period, the Compliance Officer will break the trade or, if the trade cannot be broken, the Compliance Officer will direct that any profit realized on the trade be disgorged.

            (ii)  Actions During Blackout Periods

                  No person acting in the capacity of a portfolio manager shall delay or accelerate a Client trade due to a previous purchase or sale of a Security for a Personal Account. In the event that a portfolio manager determines that it is in the best interest of a Client to buy or sell a Security for the account of the Client within seven days of the purchase or sale of the same Security in a Personal Account, the portfolio manager should contact the Compliance Officer immediately who may direct that the trade in the Personal Account be canceled or take other appropriate relief.

            (iii) Transactions Contrary to Client Positions

                  No person acting in the capacity of a portfolio manager shall purchase or sell a Security in a Personal Account contrary to investment decisions made on behalf of a Client, unless the portfolio manager represents and warrants in the personal trading request form that (x) it is appropriate for the Client account to buy, sell or continue to hold that Security and (y) the decision to purchase or sell the Security for the Personal Account arises from the need to raise or invest cash or some other valid reason specified by the portfolio manager and approved by the Compliance Officer and is not otherwise based on the portfolio manager's view of how the Security is likely to perform.

      (e)   Research Analysts

            In addition to the requirements set forth in paragraphs (a), (b),
            (c) of this Section 4, the following restrictions apply to all persons acting in the capacity of a research analyst:

            (i)   Blackout Periods

                  No person acting as a research analyst shall buy or sell a Security within seven calendar days before and after making a change in a rating or other published view with respect to that Security. If a research analyst engages in such a personal securities transaction during a blackout period, the Compliance Officer will break the trade or, if the trade cannot be broken, the Compliance Officer will direct that any profit realized on the trade be disgorged.

            (ii)  Actions During Blackout Periods

                  No person acting as a research analyst shall delay or accelerate a rating or other published view with respect to any Security because of a previous purchase or sale of a Security in such person's Personal Account. In the event that a research analyst determines that it is appropriate to make a change in a rating or other published view within seven days of the purchase or sale of the same Security in a Personal Account, the research analyst should contact the Compliance Officer immediately who may direct that the trade in the Personal Account be canceled or take other appropriate relief.

            (iii) Actions Contrary to Ratings

                  No person acting as a research analyst shall purchase or sell a Security (to the extent such Security is included in the research analyst's research universe) contrary to an outstanding rating or a pending ratings change, unless (x) the research analyst represents and warrants in the personal trading request form that (as applicable) there is no reason to change the outstanding rating and (y) the research analyst's personal trade arises from the need to raise or invest cash or some other valid reason specified by the research analyst and approved by the Compliance Officer and is not otherwise based on the research analyst's view of how the security is likely to perform.

5.    Exempted Transactions

      (a) The pre-clearance requirements, as described in Section 4(a)(iv) of this Code and Statement, do not apply to:

            (i)   Non-Volitional Transactions

                  Purchases or sales that are non-volitional (including, for example, any Security received as part of an individual's compensation) on the part of an Employee (and any Access Person who is not an Employee) or are pursuant to a dividend reinvestment plan (up to an amount equal to the cash value of a regularly declared dividend, but not in excess of this amount).

            (ii)  Exercise of Pro Rata Issued Rights

                  Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of the issuer's Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired. This exemption applies only to the exercise or sale of rights that are issued in connection with a specific upcoming public offering on a specified date, as opposed to rights acquired from the issuer (such as warrants or options), which may be exercised from time-to-time up until an expiration date. This exemption does not apply to the sale of stock acquired pursuant to the exercise of rights.

      (b) The restrictions on effecting transactions in a (1) Security being considered for purchase or sale, as described in Sections 4(a)(ii) and 4(b)(iii) or (2) that is the subject of "significantly new" or "significantly changed" research, as described in Section 4(a)(vi) of this Code and Statement, do not apply to:

            (i)   Non-Volitional Transactions

                  Purchases or sales that are non-volitional (including, for example, any Security received as part of an individual's compensation) on the part of an Access Person or are pursuant to a dividend reinvestment plan (up to an amount equal to the cash value of a regularly declared dividend, but not in excess of this amount).

            (ii)  Exercise of Pro Rata Issued Rights

                  Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of the issuer's Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired. This exemption applies only to the exercise or sale of rights that are issued in connection with a specific upcoming public offering on a specified date, as opposed to rights acquired from the issuer (such as warrants or options), which may be exercised from time-to-time up until an expiration date. This exemption does not apply to the sale of stock acquired pursuant to the exercise of rights.

            (iii) De Minimis Transactions -- Fixed Income Securities

                  Any of the following Securities, if at the time of the transaction, the Access Person has no actual knowledge that the Security is being considered for purchase or sale by a Client, that the Security is being purchased or sold by the Client or that the Security is the subject of significantly new or significantly changed research:

                  a. Fixed income securities transaction involving no more than 100 units or having a principal amount not exceeding $25,000; or

                  b. Non-convertible debt securities and non-convertible preferred stocks which are rated by at least one nationally recognized statistical rating organization ("NRSRO") in one of the three highest investment grade rating categories.

            (iv)  De Minimis Transactions -- Equity Securities

                  Any equity Securities transaction, or series of related transactions, involving shares of common stock and excluding options, warrants, rights and other derivatives, provided

                  a. any orders are entered after 10:00 a.m. and before 3:00 p.m. and are not designated as "market on open" or "market on close";

                  b.    the aggregate value of the transactions do not exceed
                        (1) $10,000 for securities with a market capitalization of less than $1 billion; (2) $25,000 for securities with a market capitalization of $1 billion to $5 billion and
                        (3) $50,000 for securities with a market capitalization of greater than $5 billion; and

                  c. the Access Person has no actual knowledge that the Security is being considered for purchase or sale by a Client, that the Security is being purchased or sold by or for the Client or that the Security is the subject of significantly new or significantly changed research.

            PLEASE NOTE: Even if your trade qualifies for a de minimus exception, you must pre-clear your transaction with the Compliance Department in advance of placing the trade.

      (c)   Non-Employee Access Persons

            The restrictions on Employees and Access Persons, as described in Sections 4(a) and 4(b) of this Code and Statement, do not apply to non-Employee Access Persons, if at the time of the transaction involved, such person has no actual knowledge that the Security involved is being considered for purchase or sale.

      (d)   Extreme Hardship

            In addition to the exceptions contained in Section 5(a) and (b), the Compliance Officer may, in very limited circumstances, grant other exceptions under any Section of the Code and Statement on a case-by-case basis, provided:

            (i) The individual seeking the exception furnishes to the Compliance Officer:

                  a. a written statement detailing the efforts made to comply with the requirement from which the individual seeks an exception;

                  b. a written statement containing a representation and warranty that (1) compliance with the requirement would impose a severe undue hardship on the individual and (2) the exception would not, in any manner or degree, harm or defraud the Client or compromise the individual's or Alliance's fiduciary duty to any Client; and

                  c. any supporting documentation that the Compliance Officer may request;

            (ii) The Compliance Officer conducts an interview with the individual or takes such other steps the Compliance Officer deems appropriate in order to verify that granting the exception will not in any manner or degree, harm or defraud the Client or compromise the individual's or Alliance's fiduciary duty to any Client; and

            (iii) The Compliance Officer maintains, along with statements provided by the individual, a written record that contains:

                  a.    the name of the individual;

                  b. the specific requirement of Section 4 from which the individual sought an exception;

                  c. the name of the Security involved, the number of shares or principal amount purchased or sold, and the date or dates on which the Securities were purchased or sold;

                  d. the reason(s) the individual sought an exception from the requirements of Section 4;

                  e. the efforts the individual made to comply with the requirements of Section 4 from which the individual sought to be excepted; and

                  f. the independent basis upon which the Compliance Officer believes that the exemption should be granted.

            (e) Any Employee or Access Person who acquires an interest in any private investment fund (including a "hedge fund") or any other Security that cannot be purchased and held in a Personal Account shall be excepted from the requirement that all Securities be held in a Personal Account, as described in
                  Section 4(a) of this Code and Statement. Such Employee or Access Person shall provide the Compliance Officer with a written statement detailing the reason why such Security cannot be purchased and held in a Personal Account. Transactions in these Securities nevertheless remain subject to all other requirements of this Code and Statement, including applicable private placement procedures, preclearance requirements and blackout period trading restrictions.

6.    Reporting

      (a)   Initial Holdings Reports

            Upon commencement of employment with a member of the Alliance Group, an employee must provide an Initial Holdings Report to the Compliance Officer disclosing the following:

            (i) all Securities beneficially owned by the employee (including the title, number of shares and/or principal amount of each Security beneficially owned);

            (ii) the name of any broker-dealer or financial institution where the employee maintains a Personal Account; and

            (iii) the date the report is submitted by the employee.

                  This report must be submitted no later than 10 days after joining Alliance.

      (b)   Annual Holdings Reports by Employee Access Persons

            Each Access Person must, by January 30 of each year, provide an annual holdings report to the Compliance Officer disclosing the following:

            (i) all Securities beneficially owned by the Access Person (including the title, number of shares and/or principal amount of each Security beneficially owned);

            (ii) the name of any broker-dealer or financial institution where the Access Person maintains a Personal Account; and

            (iii) the date the report is submitted by the Access Person.

                  The information must be current as of a date not more than 30 days before the report is submitted. In the event that Alliance already maintains a record of the required information via account statements received from the Access Person's broker-dealer, an Access Person may satisfy this requirement by (i) confirming in writing (which may include e-mail) the accuracy of the record and
            (ii) recording the date of the confirmation.

      (c)   Access Persons who are not Employees of Alliance

            Every Access Person who is not an Employee of Alliance, shall report to the Compliance Officer the information described in Section 6(a) and (b) as well as 6(e) below with respect to transactions in any Security in which such Access Person has, or by reason of such transaction acquires, any Beneficial Ownership in the Security; provided, however, that such Access Person is not required to make a report with respect to transactions effected in any account over which the Access Person does not have any direct or indirect influence or control, including such an account in which an Access Person has any Beneficial Ownership.

      (d)   Affiliated and Non-Affiliated Directors

            As non-employee Access Persons, affiliated directors are also required to provide the Compliance Department with the information set forth in Sections 6 (a) and 6 (b), above. Non-affiliated directors are only required to provide the Compliance Department with the information set forth in Section 6 (e) below.

      (e)   Report Contents

            Every report of a non-Employee Access Person required by Section 6(c) above shall be in writing and shall be delivered not later than ten days after the end of the calendar quarter in which a transaction to which the report relates was effected, and shall contain the following information:

            (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved;

            (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

            (iii) the price at which the transaction was effected; and

            (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.

      (f)   Report Representations

            Any such report may contain a statement that the report is not to be construed as an admission by the person making the report that he or she has any direct or indirect Beneficial Ownership in the Security to which the report relates.

      (g)   Maintenance of Reports

                  The Compliance Officer shall maintain the information required by Section 6 and such other records, if any, as are required by Rule 17j-1 under the Investment Company Act and Rule 204-2 under the Advisers Act. All reports furnished pursuant to this Section will be kept confidential, subject to the rights of inspection by the Compliance Officer, the Transaction Compliance Committee, the Securities and Exchange Commission and by other third parties pursuant to applicable law.

7.    Annual Verifications

      Each person subject to this Code and Statement must certify annually that he or she has read and understands this Code and Statement, recognizes that he or she is subject thereto and has complied with its provisions and disclosed or reported all personal Securities transactions required to be disclosed or reported by this Code and Statement. Such certificates and reports are to be given to the Compliance Officer.

8.    Sanctions

      Upon learning of a violation of this Code and Statement, any member of the Alliance Group, with the advice of the Compliance Officer, may impose such sanctions as it deems appropriate, including, among other things, censure, suspension or termination of service. Individuals subject to this Code and Statement who fail to comply with this Code and Statement may also be violating the federal securities laws or other federal and state laws. Any such person who is suspected of violating this Code and Statement should be reported immediately to the Compliance Officer.

                                  Certification

      I hereby acknowledge receipt of the Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions (the "Code and Statement") of Alliance Capital Management L.P. and its Subsidiaries. I certify that I have read and understand the Code and Statement and recognize that I am subject to its provisions. I also certify that I have complied with the requirements of the Code and Statement and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code and Statement.


                                     Name ______________________________________
                                          (please print)

                                Signature ______________________________________

                                     Date ______________________________________

                                 ROPES & GRAY
                           ONE INTERNATIONAL PLACE
                            BOSTON, MA 02110-2624
                             PHONE: (617)951-7000
                              FAX: (617)951-7050

                          DIRECT DIAL: (617)951-7569
                            RCHANDA@ROPESGRAY.COM

                               August 31, 2001

ELECTRONIC SUBMISSION-VIA EDGAR
-------------------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


      Re:  The Alliance Portfolios (the "Trust")
           (File Nos. 33-12988 and 811-05088)
           Alliance Conservative Investors Fund
           Alliance Growth Investors Fund;
           Post-Effective Amendment No. 42

Ladies and Gentlemen:

     Transmitted herewith for filing on behalf of the Trust pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, is Post-Effective Amendment No. 42 (the "Amendment") to the Trust's Registration Statement on Form N-1A.

     I have acted as counsel to the Trust in reviewing the Amendment. Based upon my review of the Amendment in the form to be filed with the Commission, I represent that the Amendment does not contain any disclosure that, in my opinion, would render it ineligible to become effective under Rule 485(b).

     The Amendment relates solely to shares of beneficial interest in the Alliance Conservative Investors Fund and the Alliance Growth Investors Fund. Information contained in the Trust's Registration Statement relating to the other series of the Trust is neither amended nor superseded by the Amendment.

     Please direct any questions you may have with respect to the enclosed materials to me at the number indicated above or, in my absence, to Brian McCabe (ext. 7801) of this office.

                                                        Very truly yours,

                                                        JOHN B. MCGINTY, JR.

                                                        John B. McGinty, Jr.


NEW YORK                  PROVIDENCE                  WASHINGTON

ROPES & GRAY

ELECTRONIC SUBMISSION-VIA EDGAR
Securities and Exchange Commission                           August 31, 2001

                                  -2-

    cc: Andrew L. Gangolf, Esq.
        J.B. Kittredge, Esq.
        Brian D. McCabe, Esq.